                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material under Rule 14a-12

                                     MAIN STREET BANKS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            MAIN STREET BANKS, INC.

                               676 CHASTAIN ROAD
                            KENNESAW, GEORGIA 30144

                           TELEPHONE: (770) 422-2888
                           FACSIMILE: (770) 422-9855

                                 April 5, 2001

To the Shareholders of
Main Street Banks, Inc.

The Annual Meeting of Shareholders of Main Street Banks, Inc. will be held at the Sheraton Colony Square Hotel, 188 14th Street, N.E., Atlanta, Georgia 30361, on May 9, 2001, at 10:00 o'clock a.m. local time.

Refreshments will be served prior to the meeting and our directors, officers, attorneys and auditors will be available to discuss all aspects of the Company and to answer any questions you may have.

The items of business scheduled for vote at the meeting are explained in the accompanying Proxy Statement. EVEN IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD, WHICH CAN BE FOUND IN THE WINDOW SECTION OF THE ENVELOPE YOU RECEIVED, AND RETURN IT TO US IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE. If you attend the Annual Meeting, you may revoke your Proxy and vote in person.

We look forward to seeing you on May 9, 2001, and thank you for being a shareholder.

                                          Sincerely,

                                          [/S/ EDWARD C. MILLIGAN]

                                          Edward C. Milligan
                                          President and Chief Executive Officer

                            MAIN STREET BANKS, INC.
                               676 CHASTAIN ROAD
                            KENNESAW, GEORGIA 30144

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Main Street Banks, Inc. will be held at the Sheraton Colony Square Hotel, 188 14th Street, N.E., Atlanta, Georgia 30361, at 10:00 o'clock a.m., local time, on May 9, 2001, for the following purposes:

    1. ELECT CLASS I DIRECTORS. To elect three (3) Class I directors to serve for three-year terms expiring at the 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

    2. 2000 DIRECTORS STOCK OPTION PLAN. To approve the 2000 Directors Stock Option Plan which is attached as Appendix A to the proxy statement.

    3. OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN. To approve the Omnibus Stock Ownership and Long Term Incentive Plan which is attached as Appendix B to the proxy statement.

    4. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    Only shareholders of record at the close of business on March 30, 2001 will be entitled to receive notice of and vote at the Annual Meeting or any adjournments thereof.

    The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at a reconvened meeting following such adjournment.

                                          By Order of the Board of Directors,

                                          [/S/ EDWARD C. MILLIGAN]

                                          Edward C. Milligan
                                          President and Chief Executive Officer

Enclosures

April 5, 2001

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Introduction.........................................................      1
         General.....................................................      1
         Record Date, Solicitation and Revocability of Proxies.......      1
         Votes Required..............................................      1

Proposal One--Election of Class I Directors of the Company...........      2
         Board of Directors..........................................      2
         Board Committees and Attendance.............................      4
         Audit Committee.............................................      4
         Compensation Committee......................................      4
         Audit Committee Report......................................      5
         Compensation Committee Report...............................      5
         Reports Required by Section 16(a) of the Securities Exchange
         Act of 1934.................................................      6
         Certain Transactions........................................      6
         Officers....................................................      7
         Executive Compensation......................................      9
         Stock Options...............................................     10
         Director Compensation.......................................     11
         Security Ownership..........................................     11
         Omnibus Stock Ownership and Long-Term Incentive Plan........     13
         401(k) Retirement Plan......................................     13
         Cash Incentive Bonus Plan...................................     13
         Employment Agreements with Executives.......................     13
         Shareholder Return Performance Graph........................     15

Proposal Two--Approval of the 2000 Directors Stock Option Plan.......     16
         Summary of the Directors Plan...............................     16
         Federal Income Tax Consequences.............................     18
         Options Granted Under the Directors Plan....................     19
         Incorporation by Reference..................................     19

Proposal Three--Approval of the Omnibus Stock Ownership and Long Term
  Incentive Plan.....................................................     19
         Summary of the Omnibus Plan.................................     19
         Stock Options...............................................     21
         Restricted Stock Grants.....................................     23
         Long Term Incentive Compensation Units ("Units")............     24
         Stock Appreciation Rights ("SARs")..........................     26
         Federal Income Taxes........................................     27
         Omnibus Stock Ownership and Long Term Incentive Plan
         Chart.......................................................     28
         Incorporation by Reference..................................     29

Miscellaneous Information Regarding the Company's Annual Meeting.....     29
         Relationship With Independent Accountants...................     29
         Audit Fees..................................................     29
         Financial Information Systems Design and Implementation
         Fees........................................................     30
         All Other Fees..............................................     30
         Solicitation of Proxies.....................................     30
         2001 Annual Meeting of the Company Shareholder Proposals....     30
         Other Matters...............................................     30

                                                                         PAGE
                                                                         ----
APPENDIX A--Main Street Banks, Inc. 2000 Directors Stock Option
  Plan...............................................................    A-1

APPENDIX B--Main Street Banks, Inc. Omnibus Stock Ownership and Long
  Term Incentive
  Plan...............................................................
                                                                         B-1

APPENDIX C--Audit Committee Charter for the Board of Directors of
  Main Street
  Banks, Inc.........................................................
                                                                         C-1

                            MAIN STREET BANKS, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2001

                                  INTRODUCTION

GENERAL

    This Proxy Statement ("Proxy Statement") is being furnished to the shareholders of Main Street Banks, Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the common stock of the Company ("Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 o'clock a.m., local time, on May 9, 2001, and at any adjournments thereof ("Annual Meeting").

    At the Annual Meeting, the shareholders of the Company will be asked to:
(1) elect three (3) Class I directors each to serve for a three-year term, or until his successor is duly elected and qualified; (2) approve the 2000 Main Street Banks, Inc. Directors Stock Option Plan (the "Directors Plan");
(3) approve the Main Street Banks, Inc. Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan"); and (4) transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    This Proxy Statement is dated April 5, 2001, and is first being mailed to the shareholders of the Company on or about April 5, 2001. The 2000 Annual Report to Shareholders of the Company and copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 accompany this Proxy Statement.

    The principal executive offices of the Company are located at 676 Chastain Road, Kennesaw, Georgia 30144, and the telephone number of the Company at such address is (770) 422-2888.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

    The Board of Directors of the Company has fixed the close of business on March 30, 2001 as the record date ("Record Date") for determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 15,621,755 shares of Common Stock outstanding and held by approximately 2,451 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date.

    Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at the Annual Meeting in accordance with any instructions indicated in such proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS AND IN FAVOR OF THE OTHER PROPOSALS AND AT THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

    A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices or revocation and other communication with respect to revocation of proxies should be addressed as follows: Main Street
Banks, Inc., 676 Chastain Road, Kennesaw, Georgia 30144, Attention: Ms. Barbara
J. Bond.

VOTES REQUIRED

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock at the Annual Meeting at which a quorum is present is necessary to elect the three (3) nominees for Class I membership on the Board of Directors and to approve the Directors Plan and the Omnibus

Plan. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

           PROPOSAL ONE--ELECTION OF CLASS I DIRECTORS OF THE COMPANY

    At the Annual Meeting three (3) Class I directors shall be elected each to serve for a three-year term of office or until his successor is duly elected and qualified.

    The Company's Articles of Incorporation divide the Board of Directors of the Company into three classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class will hold office for staggered terms of three (3) years each, after the initial terms of one
(1) year, two (2) years and three (3) years, respectively. The term of Class I directors expires at the 2001 Annual Meeting. The Board of Directors has set the number of the Class I directors at three (3). The Board of Directors has nominated the following persons for Class I membership on the Board, and unanimously recommends a vote "FOR" the election of these persons: Robert R. Fowler, III; Samuel B. Hay, III; and C. Candler Hunt.

    All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the three (3) Class I nominees listed above. In the event that any nominee is unable to serve, the persons designated as proxies will cast votes for such other persons as they may select. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock at the Annual Meeting at which a quorum is present is required for the election of the nominees listed above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE (3) NOMINEES LISTED ABOVE.

BOARD OF DIRECTORS

    The following table sets forth the name of each current director and each nominee for Class I director of the Company; a description of his position and offices with the Company (other than as a director) and with Main Street Bank, the Company's wholly owned bank subsidiary and with Williamson, Musselwhite & Main Street Insurance, Inc., the Company's wholly owned insurance agency subsidiary ("Main Street Insurance Agency") if any; and a brief description of his principal occupation and business experience during the past five years and certain other information, including his age as of March 31, 2001. The table also sets forth the class of each director. The terms of the Class I directors expire at the 2001 Annual Meeting; the terms of the Class II directors expire in 2002; and the terms of the Class III directors expire in 2003.

     NAME, YEAR FIRST ELECTED TO                          POSITION WITH THE COMPANY AND PRINCIPAL
     BOARD OF COMPANY AND CLASS          AGE               OCCUPATION DURING THE PAST FIVE YEARS
     ---------------------------         ---      --------------------------------------------------------
Robert R. Fowler, III                     62      Mr. Fowler serves as Chairman of the Board of the
(2000)                                            Company and he is Vice Chairman of the Board of Main
Class I                                           Street Bank. Mr. Fowler was Chairman and Chief Executive
Nominee for Class I                               Officer of Main Street Banks Incorporated from its
                                                  organization in 1988 until it was merged into the
                                                  Company in 2000. He served as Chairman of the Board of
                                                  Main Street Bank from 1985 to 1996 and was elected Vice
                                                  Chairman in 1996. He has been employed by Main Street
                                                  Bank since 1967. Mr. Fowler also has served on the Board
                                                  of Directors of The Bankers Bank since 1996.

     NAME, YEAR FIRST ELECTED TO                          POSITION WITH THE COMPANY AND PRINCIPAL
     BOARD OF COMPANY AND CLASS          AGE               OCCUPATION DURING THE PAST FIVE YEARS
     ---------------------------         ---      --------------------------------------------------------
Samuel B. Hay, III                        38      Mr. Hay serves as Executive Vice President, Chief
(2000)                                            Operating Officer and Chief Financial Officer of the
Class I                                           Company. Mr. Hay also serves as the Chief Executive
Nominee for Class I                               Officer of Main Street Bank. Mr. Hay served on the Board
                                                  of Main Street Banks Incorporated from 1992 until it was
                                                  merged into the Company in 2000, and has served as its
                                                  Executive Vice President and Chief Financial Officer
                                                  since 1994. Mr. Hay has served as Chief Executive
                                                  Officer of Main Street Bank since December 1996 and
                                                  served as its Chairman from 1996 until 2000. He has been
                                                  employed by Main Street Bank since 1990.

C. Candler Hunt                           54      Mr. Hunt serves as a director of Main Street Bank. Mr.
(2000)                                            Hunt has been an executive of Godfrey's Warehouse, Inc.,
Class I                                           a manufacturer of livestock feed located in Madison,
Nominee for Class I                               Georgia, since 1971.

Eugene L. Argo                            68      Mr. Argo served on the Board of Directors of Georgia
(1999)                                            Bancshares, Inc. from February 15, 1995 until its merger
Class II                                          with the Company in April of 1999. Mr. Argo serves on
                                                  the Board of Directors of Main Street Bank. For the past
                                                  five years, Mr. Argo has been President and owner of
                                                  Stacy's Pharmacy, Inc. Mr. Argo was an officer and an
                                                  owner of Ace Pharmacy, Inc. until it was sold in 1998
                                                  and Medical Therapies, Inc. until it was sold in 1989.

Frank B. Turner                           61      Mr. Turner served as Vice Chairman of the Board of Main
(2000)                                            Street Banks Incorporated from 1990 until it was merged
Class II                                          into the Company in 2000. He has been City Manager of
                                                  Covington, Georgia, since 1970. Mr. Turner is a director
                                                  of Main Street Bank.

The Honorable P. Harris Hines             57      Justice Hines serves as Vice Chairman of the Board of
(1994)                                            the Company and he is a member of the Board of Main
Class III                                         Street Bank. From January 1, 1983 until July 26, 1995,
                                                  Justice Hines served as Judge of the Superior Court of
                                                  Cobb County, Georgia. Since July 26, 1995, Justice Hines
                                                  has served as a Justice of the Supreme Court of the
                                                  State of Georgia.

Harry L. Hudson, Jr.                      57      Mr. Hudson is an agent for the State Farm Insurance
(1996)                                            Company. Mr. Hudson has been associated with State Farm
Class III                                         since January 1, 1970, and he has served as Agent,
                                                  Agency Manager and Field Executive. Mr. Hudson is
                                                  currently serving as a member of the Board of Main
                                                  Street Bank.

Edward C. Milligan                        56      Mr. Milligan is President and Chief Executive Officer of
(1994)                                            the Company and is currently serving as Chairman of the
Class III                                         Board of Main Street Bank. Mr. Milligan has served as
                                                  President and Chief Executive Officer of Main Street
                                                  Banks, Inc. since its organization in 1994. Mr. Milligan
                                                  also served as President and Chief Executive Officer of
                                                  Westside Bank & Trust Company from its organization in
                                                  1990 until 2000.

    Messrs. Fowler and Turner are first cousins. Mr. Hay is Mr. Fowler's nephew.

    In a letter dated December 1, 1999 to the Board of Directors of the Company, Mr. Fowler stated that it was his present intention for a period of six years following May 24, 2000, to take such action as reasonably necessary at the Board level and to vote all shares of Company stock over which he has voting control, including the shares owned by family trusts, to maintain the same equal ratio of the number of previous Main Street Banks Incorporated and First Sterling
Banks, Inc. directors. He also stated that it is his intention to specifically vote the shares over which he has voting control for the reelection to the Company Board of Directors of Eugene L. Argo upon the expiration of his term in 2002 and for the reelection of Edward C. Milligan, P. Harris Hines and Harry L. Hudson, Jr. when their terms expire in 2003.

    He also expressed his intention that if any of these persons failed to complete their terms of office he would support for election to those vacant positions the person who is or persons who are nominated by the remaining members of the group composed of Messrs. Argo, Milligan, Hines and Hudson. Mr. Fowler also stated in his letter that he intends to resign as Chairman of the Company's Board two years following May 24, 2000, and to support
Mr. Milligan, his successor, as Chairman and Mr. Hay as the President of the Company.

    Mr. Fowler's letter is simply an expression of his intention on December 1, 1999. It is not legally binding against him. He can change his mind at any time and take action which is completely different from his expressed intention of December 1, 1999. If he desires, he could vote against the directors named above.

BOARD COMMITTEES AND ATTENDANCE

    The business and affairs of the Company are under the direction of the Company's Board of Directors.

    During 2000, the Company's Board of Directors held ten (10) regular meetings, and all of the Company's directors attended at least 75% of the aggregate meetings of the Company's Board of Directors and the committees thereof on which they sat.

    The Board of Directors of the Company has established an Audit Committee and a Compensation Committee.

AUDIT COMMITTEE

    The primary functions of the Company's Audit Committee are to see that an audit program is in place to protect the assets of the Company, assure that adequate internal controls exist, and recommend the independent auditors for appointment by the Board of Directors. The current members of the Audit Committee are: P. Harris Hines (Chairman), Eugene L. Argo and Frank B. Turner. During 2000, the Audit Committee held one meeting. Each member of the Audit Committee is "independent" as this term is defined by the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as APPENDIX C.

COMPENSATION COMMITTEE

    The primary functions of the Compensation Committee are to evaluate and administer the compensation of the Company's Chief Executive Officer and other executive officers and to review the general compensation programs of the Company. The current members of the Compensation Committee are: C. Candler Hunt (Chairman), P. Harris Hines and Harry L. Hudson, Jr.. During 2000, the Compensation Committee held five meetings. No member of the Committee is an employee of the Company or any Subsidiary.

AUDIT COMMITTEE REPORT

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

    The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors.

    This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and should not otherwise be deemed filed under such Acts.

                                AUDIT COMMITTEE

                           P. Harris Hines, Chairman
                                 Eugene L. Argo
                                Frank B. Turner

COMPENSATION COMMITTEE REPORT

    The Compensation Committee is responsible for evaluating the remuneration of executives of the Company to provide competitive levels of compensation which take into account the annual and long-term performance goals, whether there has been above-average corporate performance, the levels of an individual's initiative, responsibility and achievements, and the need of the Company to attract and retain well-trained and highly motivated executives. The Committee fixes the compensation of the CEO and the other executive officers. All decisions by the Committee relating to the compensation of the CEO and the other executive officers are reviewed by the full Board of Directors.

    Executive officers' overall compensation is intended to be consistent with the compensation paid to executives of financial institutions and of other companies similar in size, complexity, and character to the Company, provided that performance of the Company and the executive officer warrants the compensation being paid.

    The Company entered into a three-year employment agreement with Mr. Milligan effective May 24, 2000, which amended and restated his previous employment agreement. Mr. Milligan's annual base salary was increased to $260,000 effective July 1, 2000. In 2000, Mr. Milligan received incentive compensation of $82,800 for his performance during 2000.

    Compensation paid to the named executive officers of the Company in 2000, as reflected in the following compensation tables, consisted of the following elements: base salary, bonus, matching contributions paid with respect to the 401(k) Plan, restricted stock grants, incentive stock options and certain perquisites. In addition, the Company has adopted certain broad-based employee benefit plans in which executives, and other officers together with employees, have the option to participate. Benefits under these plans are not directly or indirectly tied to the Company's performance. Bonuses were granted to Messrs. Hay, Strickland and Turner based upon certain performance criteria.

                             COMPENSATION COMMITTEE

                           C. Candler Hunt, Chairman
                                P. Harris Hines
                              Harry L. Hudson, Jr.

REPORTS REQUIRED BY SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    The SEC has adopted certain rules and forms which apply to the Company relating to reports concerning stock ownership and transactions by directors, officers, and principal shareholders who directly or indirectly are the beneficial owners of more than ten percent of any class of any equity security. The rules require that any Company director, officer or principal shareholder file a Form 3, which is an initial statement of beneficial ownership of equity securities, a Form 4 to report any changes in beneficial ownership and a Form 5 within forty-five (45) days after the end of the Company's fiscal year to report any securities transactions during the fiscal year that have not previously been reported on a Form 3 or Form 4.

    Based on a review of Forms 3, 4 and 5 and any amendments, and certain written representations which have been furnished to the Company for its fiscal year ended December 31, 2000, except for the following, there were no persons who were subject to this filing requirement who failed to file on a timely basis the required reports: Eugene L. Argo failed to report one transaction on Form 4. This transaction was subsequently reported on Form 5.

CERTAIN TRANSACTIONS

    The Company's directors and certain business organizations and individuals associated with them are customers of, and have banking transactions with, the Company's subsidiary bank and its other former banking subsidiaries in the ordinary course of business. Such transactions include loans, commitments, lines of credit and letters of credit. All of those transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not and do not involve more than normal risk of collectibility or present any other unfavorable features. Additional transactions with these persons and businesses are anticipated in the future.

    Robert R. Fowler, III, Chairman of the Board, has entered into three lease agreements with Main Street Bank, through which he leases to Main Street Bank buildings that it uses for its operations center, corporate and marketing offices and accounting and card services offices. These leases are described below:

    OPERATIONS CENTER. Main Street Bank entered into the lease agreement for its operations center on April 1, 1998. The operations center building is 22,300 square feet and is located at 2118 Usher Street, Covington, Georgia 30014. Under this lease agreement, Main Street Bank paid to Mr. Fowler rent at a rate of $2.36 per square foot or an aggregate of $52,630 for the period from April 1, 1998 until April 1, 1999. The lease agreement provides a rental schedule by which the rental rate is adjusted each year on the anniversary date of the lease agreement. Main Street Bank expects to pay rent in the amount of $81,317 for the period from April 1, 2000 until April 1, 2002. The lease agreement expires
March 31, 2007. Main Street Bank has the option to renew the lease agreement for two successive five-year extension periods. Additionally, Main Street Bank may terminate the lease agreement after the completion of five years of the term with a termination payment equal to six months rent. The termination payments decrease by the amount of one month's rental payment for each succeeding lease year.

    CORPORATE AND MARKETING OFFICES. Main Street Bank entered into the lease agreement for corporate and marketing offices located at 1121 Floyd Street, Covington, Georgia 30014 in May 1999. This building contains approximately 4,980 square feet. The rental rate from June 1, 1999 through December 1, 1999 was $2,747 per month and increased to $3,245 per month on January 1, 2000. Thereafter, the lease agreement provides for 3% increases to the rental rate on each January 1 until the expiration date, December 31, 2009. Main Street Bank has the option to renew the lease agreement for two successive five-year extension periods.

    ACCOUNTING AND CARD SERVICES OFFICES. Main Street Bank entered into the lease agreement for its accounting and card services offices, located at 1114 Pace Street, Covington, Georgia 30014, on March 25, 1994. This building is approximately 4,300 square feet. Since July 1999 the rental rate under this lease agreement has been $1,850 per month. The rental rate will increase to $2,220 per month in July 2003 and to $2,664 in July 2007. This lease agreement expires on June 30, 2013.

    The Company believes that the terms of the lease agreements are at least as favorable to it as terms available from unrelated third parties.

OFFICERS

    The table set forth below shows for each of the Company's officers (a) the person's name, (b) his or her age at March 1, 2001, (c) the year he or she was first elected as an officer of the Company, and (d) his or her present positions with the Company and his or her other business experience for the past five years. Officers are elected at the Annual Meeting of the Board of Directors for terms of one year or until their earlier resignation, termination or removal from office.

                                                               POSITION WITH THE COMPANY AND
                                                                 BUSINESS EXPERIENCE DURING
NAME                                     AGE                          PAST FIVE YEARS
----                                   --------   --------------------------------------------------------
Robert R. Fowler, III                     62      Mr. Fowler serves as the Chairman of the Board of
                                                  Directors of the Company and as Vice Chairman of the
                                                  Board of Directors of Main Street Bank. He was Chairman
                                                  and Chief Executive Officer of Main Street Bank
                                                  Incorporated from its organization in 1988 until its
                                                  merger with the Company in 2000.

                                                               POSITION WITH THE COMPANY AND
                                                                 BUSINESS EXPERIENCE DURING
NAME                                     AGE                          PAST FIVE YEARS
----                                   --------   --------------------------------------------------------
Edward C. Milligan                        56      Mr. Milligan serves as a member of the Company's Board
                                                  of Directors and as the Company's President and Chief
                                                  Executive Officer and as Chairman of the Board of
                                                  Directors of Main Street Bank. Mr. Milligan has served
                                                  as the Chief Executive Officer of the Company since its
                                                  organization in 1994.

Samuel B. Hay, III                        38      Mr. Hay serves as Executive Vice President, Chief
                                                  Operating Officer and Chief Financial Officer of the
                                                  Company and as a member of the Company's Board of
                                                  Directors. He serves as Chief Executive Officer of Main
                                                  Street Bank and as a member of its Board of Directors.
                                                  Mr. Hay served as a member of the Board of Directors of
                                                  Main Street Banks Incorporated from 1992 and as its
                                                  Executive Vice President and Chief Financial Officer
                                                  from 1996 until it was merged into the Company in 2000.

Joseph K. Strickland, Jr.                 56      Mr. Strickland serves as Executive Vice
                                                  President-Banking and Chief Credit Officer of the
                                                  Company. He serves as President and Chief Operating
                                                  Officer of Main Street Bank and as a member of its Board
                                                  of Directors. Mr. Strickland served as an officer of
                                                  Main Street Banks Incorporated from 1993 and as a member
                                                  of its Board of Directors from 1995 until its merger
                                                  with the Company in 2000.

James R. Turner                           58      Mr. Turner is a Senior Vice President of the Company and
                                                  since 1998 has served as Executive Vice
                                                  President-Marketing and Administration of Main Street
                                                  Bank. From 1993 to 1998, Mr. Turner was a Senior Vice
                                                  President and President of the Winder division of Main
                                                  Street Bank.

Barbara J. Bond                           52      Ms. Bond serves as Senior Vice President, Controller and
                                                  Secretary of the Company. She serves as Executive Vice
                                                  President, Controller and Secretary of Main Street Bank.
                                                  She served as Chief Financial Officer and Secretary of
                                                  the Company from its organization in 1994 until its
                                                  merger with Main Street Banks Incorporated in 2000.

------------------------

    See "Board of Directors" above for description of prior business experience of Messrs. Fowler, Milligan and Hay.

EXECUTIVE COMPENSATION

    The table below shows information concerning the compensation paid to the Chief Executive Officer and the Company's four most highly compensated executive officers for services to the Company in all capacities for the fiscal years ended 2000, 1999 and 1998.

                                                                           LONG-TERM
                                                   ANNUAL                COMPENSATION
                                                COMPENSATION                AWARDS
                                            --------------------   -------------------------
                                                                    RESTRICTED    SECURITIES
           NAME AND                                                   STOCK       UNDERLYING      ALL OTHER
      PRINCIPAL POSITION           YEAR     SALARY($)   BONUS($)   AWARDS($)(1)   OPTIONS(#)   COMPENSATION($)
-------------------------------  --------   ---------   --------   ------------   ----------   ---------------
Robert R. Fowler, III..........    2000      212,443         --             0       12,000         139,605(2)
  Chairman                         1999      163,074     40,769       181,800            0          41,354(2)
                                   1998      153,739     38,435             0            0          40,869(2)

Edward C. Milligan.............    2000      207,000     82,800       279,844       40,250          15,500(3)
  President and Chief Executive    1999      153,382     61,600             0            0         104,343(3)
  Officer                          1998      142,922     56,000             0            0          38,413(3)

Samuel B. Hay, III.............    2000      168,240     58,884             0       12,000           9,268(4)
  Executive Vice President,        1999      133,618     33,405       181,800            0          11,513(4)
  Chief Operating Officer and      1998      120,339     30,085             0            0          11,531(4)
  Chief Financial Officer

Joseph K. Strickland, Jr.......    2000      157,031     54,961             0       12,000          10,601(5)
  Executive Vice President,        1999      137,534     34,384       242,400            0          12,829(5)
  Banking and Chief Credit         1998      129,662    232,415             0            0          11,653(5)
  Officer

James R. Turner................    2000       94,976     23,744             0        7,500           5,283
  Senior Vice President            1999       87,231     21,808       101,000            0           5,111
                                   1998       83,079     21,615             0            0           5,579

------------------------

(1) The number and value of the aggregate restricted stock holdings at the end of 2000 are as follows:

                                                 NUMBER OF SHARES   AGGREGATE VALUE
                                                 ----------------   ---------------
Mr. Fowler.....................................      163,620          $2,035,024
Mr. Milligan...................................       22,500             279,844
Mr. Hay........................................      103,020           1,280,705
Mr. Strickland.................................       96,960           1,205,940
Mr. Turner.....................................       27,876             346,708

    Mr. Milligan was granted 22,500 shares of restricted stock on October 11, 2000. Commencing on the first anniversary of the date of grant, this stock will vest at the rate of 20% per year on each anniversary date thereafter.

    Dividends are payable on the Company's restricted stock described above.

(2) Includes amounts contributed by the Company during 1998, 1999 and 2000 to Mr. Fowler's account in the Company's 401(k) plan and director's fees of $1,500 in 2000, $3,800 in 1999 and $3,800 in 1998. The value of life insurance premiums paid on Mr. Fowler's behalf under a split-dollar life insurance policy are as follows: $28,268 in 2000; $26,674 in 1999; and $25,590 in 1998. $100,000 was earned by Mr. Fowler for compliance with restrictive covenants in his employment agreement commencing July 1, 2000.

(3) Includes amounts contributed by the Company during 1998, 1999 and 2000 to Mr. Milligan's account in the Company's 401(k) plan and director's fees of $10,400 in 2000, $18,550 in 1999 and $14,700 in 1998. The Company accrued as a liability for the account of Mr. Milligan pursuant to a deferred compensation plan $17,213 in 1998 and $79,553 in 1999.

(4) Includes amounts contributed by the Company during 1998, 1999 and 2000 to Mr. Hay's account in the Company's 401(k) plan and director's fees of $2,100 in 2000, $3,900 in 1999 and $3,800 in 1998.

(5) Includes amounts contributed by the Company during 1998, 1999 and 2000 to Mr. Strickland's account in the Company's 401(k) plan and director's fees of $1,800 in 2000, $3,800 in 1999 and $3,300 in 1998.

STOCK OPTIONS

    The following table set forth information in regard to incentive stock options granted to the Chief Executive Officer and the Company's four other most highly paid personnel in 2000:

                       OPTION GRANTS IN LAST FISCAL YEAR
                              [INDIVIDUAL GRANTS]

                                         NUMBER OF      PERCENT OF
                                        SECURITIES    TOTAL OPTIONS
                                        UNDERLYING      GRANTED TO
                                          OPTIONS       EMPLOYEES         EXERCISE OR         EXPIRATION
NAME                                    GRANTED (#)   IN FISCAL YEAR   BASE PRICE ($/SH)         DATE
----                                    -----------   --------------   -----------------   ----------------
Robert R. Fowler, III.................    12,000           4.08               13.20        October 10, 2005
Edward C. Milligan....................    40,250          13.69             11.9375        October 10, 2010
Samuel B. Hay, III....................    12,000           4.08             11.9375        October 10, 2010
Joseph K. Strickland, Jr..............    12,000           4.08             11.9375        October 10, 2010
James R. Turner.......................     7,500           2.55             11.9375        October 10, 2010

    The following table sets forth information in regard to exercise of stock options and the fiscal year-end value of unexercised options for each of the named executives:

    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                           NUMBER OF
                                                                          SECURITIES        VALUE OF
                                                                          UNDERLYING      UNEXERCISED
                                                                          UNEXERCISED     IN-THE-MONEY
                                        NUMBER OF                         OPTIONS AT       OPTIONS AT
                                         SHARES                           FY-END (#)       FY-END ($)
                                       ACQUIRED ON                       EXERCISABLE/     EXERCISABLE/
NAME                                   EXERCISE(#)   VALUE REALIZED($)   UNEXERCISABLE   UNEXERCISABLE
----                                   -----------   -----------------   -------------   --------------
Robert R. Fowler, III................      -0-              -0-               0/12,000              0/0
Edward C. Milligan...................      -0-              -0-          94,325/40,250   680,667/20,125
Samuel B. Hay, III...................      -0-              -0-               0/12,000          0/6,000
Joseph K. Strickland, Jr.............      -0-              -0-               0/12,000          0/6,000
James R. Turner......................      -0-              -0-                0/7,500          0/3,750

DIRECTOR COMPENSATION

    During 2000, each director of the Company was paid $2,050 per calendar quarter for all services as a member of the Company's Board of Directors for the first two calendar quarters. Commencing July 1, 2000, the Company's directors who were not employees or officers of the Company were paid $850 per month for all services as a member of the Company's Board of Directors. The Company's directors were paid a total of $65,900 for such services in 2000.

SECURITY OWNERSHIP

    The following tables set forth certain information regarding the Company's Common Stock owned as of March 1, 2001 by:

    - each person who beneficially owns more than 5% of the outstanding shares of the Company's stock;

    - each director of the Company;

    - each executive officer of the Company who is named in the cash compensation table above; and

    - all the Company directors and executive officers as a group.

    Except as otherwise indicated, the persons named in the table above have sole voting and investment powers with respect to all shares shown as beneficially owned by them. The information shown below is based upon information furnished by the named persons and based upon "beneficial ownership" concepts set forth in rules issued under the Securities Exchange Act of 1934. Under these rules, a persons is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities. Under applicable SEC rules, the number of outstanding shares of common stock used in the computation of the "Percent of Class" includes currently exercisable stock options owned by the shareholder.

    Management of the Company is aware of only two persons or entities which beneficially own 5% or more of the Company's Common Stock as described in the following table:

                    NAME AND ADDRESS OF                       AMOUNT AND NATURE OF
                      BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   PERCENT OF CLASS
------------------------------------------------------------  --------------------   ----------------
Robert R. Fowler, III*......................................        4,064,172              28.5
P.O. Box 1098
Covington, GA 30015

Fowler Children's Trust*....................................        1,941,793              13.6
c/o Mr. Robert R. Fowler, III
P.O. Box 1098
Covington, GA 30015

------------------------

    Mr. Fowler's stock ownership includes the following:

NUMBER OF SHARES                                MANNER HELD
----------------        ------------------------------------------------------------
163,620                 Issued under the Company's Restricted Stock Award Plan
1,941,793               Held by the Fowler Children's Trust
175,740                 Held by the Estate of Louly T. Fowler
647,208                 Held by three Fowler Family Grandchildren's Trusts
565,600                 Held by three Fowler Family Generation Skipping Tax-Exempt
                          Grandchildren's Trusts
2,744                   Held by Hunter Fowler, L.P., a family limited partnership
                          formed by Mr. Fowler and his daughter
197,152                 Held by Mr. Fowler's spouse, Mary H. Fowler

------------------------

* The shares beneficially owned by the Fowler Children's Trust are also included in shares beneficially owned by Mr. Fowler.

    Mr. Fowler is the executor of the Estate of Louly T. Fowler, Trustee of the Children's Trust, sole trustee for all three Grandchildren's Trusts as well as one of the Generation Skipping Tax-Exempt Trusts and Co-Trustee of the other two Generation Skipping Tax-Exempt Trusts described above. Mr. Fowler disclaims beneficial ownership of the 197,192 shares held by Mr. Fowler's spouse, Mary H. Fowler.

    The following table sets forth the beneficial stock ownership of each director and named executive officer and for all directors and executive officers as a group:

                                                              AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS
------------------------                                      --------------------   ----------------
Eugene L Argo...............................................          160,429               1.1
Robert R. Fowler, III.......................................        4,064,172              28.5
Samuel B. Hay, III..........................................          272,700               1.9
P. Harris Hines.............................................           23,470               0.2
Harry L. Hudson, Jr.........................................           59,188               0.4
C. Candler Hunt.............................................          405,032               2.8
Edward C. Milligan..........................................          173,747               1.2
Joseph K. Strickland, Jr....................................          125,845               0.9
Frank B. Turner.............................................          195,374               1.4
James R. Turner.............................................           27,876               0.2
All directors and executive officers as a group
  (11 persons)..............................................        5,553,360              38.8

    Mr. Argo's stock ownership includes 5,645 shares of stock obtainable upon the exercise of options and 54,152 shares held by spouse.

    Mr. Fowler's ownership is described under the preceding table.

    Mr. Hay's stock ownership includes 103,020 shares of stock issued to Mr. Hay pursuant to the Company's Restricted Stock Award Plan.

    Justice Hines' stock ownership includes 15,815 shares of stock obtainable upon the exercise of options and 412 held in his dividend reinvestment plan.

    Mr. Hudson's stock ownership includes 12,858 shares of stock obtainable upon the exercise of the options and 25,716 shares held as joint tenant with spouse.

    Mr. Hunt's ownership includes 288,528 shares owned by his mother, Caroline
C. Hunt. Mr. Hunt votes these shares as attorney-in-fact for his mother.

    Mr. Milligan's stock ownership includes 62,695 shares of stock obtainable upon the exercise of the options and 845 shares held by his minor child, 1,331 held in a deferred compensation plan and 2,614 held in his 401(k) plan.

    Mr. Strickland's stock ownership includes 96,960 shares of stock issued to Mr. Strickland pursuant to the Company's Restricted Stock Award Plan and 48,480 shares held by Sterne Agee & Leach as IRA custodian for Mr. Strickland.

    Mr. James Turner's ownership includes 27,876 shares of stock issued to Mr. Turner pursuant to the Company's Restricted Stock Award Plan.

    The stock ownership of the Company's directors and executive officers, as a group (11 persons), includes 34,318 shares of Company stock obtainable upon the exercise of options.

OMNIBUS STOCK OWNERSHIP AND LONG-TERM INCENTIVE PLAN

    The Company has reserved 800,000 shares of Common Stock under its long-term incentive plan, which was adopted in October 11, 2000, and which is subject to the approval of the Company's shareholders at the Annual Meeting. Please refer to the description of this Plan in the section discussing the proposal for the approval of this plan.

401(K) RETIREMENT PLAN

    The Company's 401(k) retirement plan covers all of its employees who have one year's credited service and includes a vesting schedule for employer's matching contributions of 20% vesting after one year and 20% vesting after each additional year of credited service thereafter. Matching contributions become fully vested after five years.

CASH INCENTIVE BONUS PLAN

    The Board of Directors has established a cash incentive bonus plan as a means of compensating the Company's officers through a cash bonus program tied to specific performance standards achieved by the Company as a whole, as well as by each individual officer.

EMPLOYMENT AGREEMENTS WITH EXECUTIVES

    The Company has entered into employment agreements with four of the executives named above. Descriptions of these agreements follow.

    ROBERT R. FOWLER, III. Mr. Fowler has an employment agreement with the Company dated May 24, 2000 by which he is employed as Chairman of the Board of Directors of the Company and

Vice Chairman of the Board of Directors of Main Street Bank. On the second anniversary of the employment agreement, the executive shall resign as Chairman of the Board of the Company and take on the position of Chairman Emeritus of the Company and retain his position and duties as Vice Chairman of the Board of Directors of Main Street Bank for the remainder of the term. As Chairman Emeritus of the Company, the executive would be an active participant in strategic planning, business development and development and maintenance of corporate shareholder and community relations for the Company. He shall also advise the Board of Directors with respect to proposed mergers and acquisitions. The term of the agreement shall end on June 30, 2008.

    Mr. Fowler shall receive an annual base salary of $200,000 subject to annual increases of at least three percent (3%) and such other increases as may be approved by the Board of Directors. Main Street Bank provides the executive with a split dollar insurance agreement which provides for a $2,000,000 face amount of life insurance on the executive's life. If the executive is terminated for reason other than for cause or if the executive voluntarily terminates for good reason then the Company shall continue to pay the executive his base salary for the remainder of the term and shall continue his welfare plans for such time period. If the executive becomes re-employed with another employer then the medical and other welfare benefits provided by the Company shall be secondary to those provided under the other employer's plan.

    The agreement provides for restrictions on the ability of Mr. Fowler to compete with the Company during the term of the agreement and for two years following his termination of service with the Company. He is also restricted in disclosing and using the Company's confidential information and trade secrets. He is also restricted from soliciting the Company's customers with whom he has had material contact during the 12 months immediately preceding the termination of his service. In consideration for Mr. Fowler entering into the restrictive covenants, the Company shall pay him the amount of $200,000 per year throughout the term.

    EDWARD C. MILLIGAN. Mr. Milligan's employment agreement with the Company was amended and restated on May 24, 2000. Under the restated employment agreement, Mr. Milligan is employed as the President and Chief Executive Officer of the Company and, in two years, will become the Chairman of the Board of the Company and would continue as Chief Executive Officer of the Company. His term of employment is for a period of three years and on the third anniversary of, and on each anniversary thereafter, will be extended for an additional one year period. Either party, by notice to the other, may cause the term of the employment to cease to extend automatically. Mr. Milligan's initial annual base salary is $154,000 subject to annual increases of 3% and such other increases as may be approved by the Board of Directors. If the executive is terminated at any time during the term by the Company for any reason other than for cause or if the executive voluntarily terminates his employment with the Company for good reason then the Company shall pay to the executive an amount equal to three times the sum of his annual base salary plus a pro rata amount of his targeted annual bonus for the year of termination based on the number of days employed during such year. The Company shall also continue to provide benefits to the executive and his family at least equal to those provided if his employment had not been terminated. If the executive is re-employed during such three year period, the medical and other welfare benefits that the Company is obligated to provide under the employment agreement would be secondary to those provided by the new employer. The employment agreement also contains restrictions on the ability of the executive to compete with the Company for a period of two years following the date of termination for any reason whatsoever. He is also restricted on the disclosure and use of the Company's confidential information and trade secrets and in his ability to solicit the Company's customers with whom he had material contact during the 12-month period immediately preceding his termination.

    SAMUEL B. HAY, III. On May 24, 2000, the Company entered into an employment agreement by which Mr. Hay is employed as the Executive Vice President and Chief Operating Officer of the Company and, in two years, shall become the President of the Company and would continue as Chief

Operating Officer of the Company. His term of employment is for a period of three years and on the third anniversary of, and on each anniversary thereafter, shall be extended for an additional one-year period. Either party, by notice to the other, may cause the term of the employment to cease to extend automatically. Mr. Hay's initial annual base salary is $140,000 subject to annual increases of 3% and such other increases as may be approved by the Board of Directors. If the executive is terminated at any time during the term by the Company for any reason other than for cause or if the executive voluntarily terminates his employment with the Company for good reason then the Company shall pay to the executive an amount equal to three times the sum of his annual base salary plus a pro rata amount of his targeted annual bonus for the year of termination based on the number of days employed during such year. The Company shall also continue to provide benefits to the executive and his family at least equal to those provided if his employment had not been terminated. If the executive is re-employed during such three-year period, the medical and other welfare benefits that the Company is obligated to provide under the employment agreement would be secondary to those provided by the new employer. The employment agreement also contains restrictions on the ability of the executive to compete with the Company for a period of two years following the date of termination for any reason whatsoever. He is also restricted on the disclosure and use of the Company's confidential information and trade secrets and in his ability to solicit the Company's customers with whom he had material contact during the 12-month period immediately preceding his termination.

    JOSEPH K. STRICKLAND, JR. On May 24, 2000, the Company entered into an employment agreement with Joseph K. Strickland, Jr. by which he is employed as the Executive Vice President, Banking, of the Company. His term of employment is for a period of two years and on the second anniversary, and on each anniversary thereafter, shall be extended for an additional one-year period. Either party, by notice to the other, may cause the term of the employment to cease to extend automatically. Mr. Strickland's initial annual base salary is $142,662 subject to annual increases of 3% and such other increases as may be approved by the Board of Directors. If the executive is terminated at any time during the term by the Company for any reason other than for cause or if the executive voluntarily terminates his employment with the Company for good reason then the Company shall pay to the executive an amount equal to two times the sum of his annual base salary plus a pro rata amount of his targeted annual bonus for the year of termination based on the number of days employed during such year. The Company shall also continue to provide benefits to the executive and his family at least equal to those provided if his employment had not been terminated. If the executive is re-employed during such two-year period, the medical and other welfare benefits that the Company is obligated to provide under the employment agreement would be secondary to those provided by the new employer. The employment agreement also contains restrictions on the ability of the executive to compete with the Company for a period of two years following the date of termination for any reason whatsoever. He is also restricted on the disclosure and use of the Company's confidential information and trade secrets and in his ability to solicit the Company customers with whom he had material contact during the 12-month period immediately preceding his termination.

    The employment agreements with each executive described above provide that additional payments will be made to such persons to reimburse them for any excise taxes that may be owed in the event that payments under such agreements exceed the limitations of Section 280G of the Internal Revenue Code.

SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the percentage change in the cumulative shareholder return on the Company's Common Stock with the cumulative Total Return on the Nasdaq Stock Market (U.S. Companies) index and the Nasdaq Bank Stock Market.

    The graph assumes $100 invested on December 31, 1995, in the Common Stock of the Company and in each of the two indices. The comparison assumes that all dividends are reinvested.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
             THE NASDAQ STOCK MARKET (U.S.) AND NASDAQ BANK STOCKS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MAIN STREET BANKS, INC.
TOTAL RETURN PERFORMANCE

            MAIN STREET  NASDAQ -     NASDAQ
            BANKS, INC.  TOTAL US*  BANK INDEX
12/31/1995          100        100         100
12/31/1996       131.05     123.03      132.04
12/31/1997       191.46     150.68      221.06
12/31/1998       226.43     212.46      219.64
12/31/1999       272.95     394.82      211.15
12/31/2000       274.78     237.37      240.91

         PROPOSAL TWO--APPROVAL OF THE 2000 DIRECTORS STOCK OPTION PLAN

    On July 12, 2000, the Board of Directors of the Company adopted the Company's 2000 Directors Stock Option Plan (the "Directors Plan") and reserved 175,703 shares of Common Stock for issuance thereunder, subject to approval by the Company's shareholders at the 2001 Annual Shareholder's Meeting. As of the present date, options to purchase 175,703 shares have been granted pursuant to the Directors Plan.

    At the Company's Annual Shareholders' Meeting, the shareholders are being asked to approve the Directors Plan and the reservation of shares of Common Stock for issuance thereunder.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S 2000 DIRECTORS STOCK OPTION PLAN AND THE RESERVATION OF SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

SUMMARY OF THE DIRECTORS PLAN

    GENERAL. The Directors Plan is intended to advance the interests of the Company's subsidiary banks (collectively referred to as the "Banks") and the Company and its shareholders by providing to a voting member of any of the Boards of Directors of the Company or the Banks (each referred to as a "Director") or to a former director of the Company or the Banks who has been designated by any of the Boards of Directors of the Company or the Banks as an emeritus, non-voting advisor member of any such Board (each referred to as an "Emeritus Director") a sense of proprietorship and personal involvement and to encourage Directors and Emeritus Directors of the Banks and the Company to remain with and devote their best efforts to their respective Bank or the Company.

    ADMINISTRATION. The Directors Plan is administered by the Compensation Committee of the Board of Directors of the Company.

    ELIGIBILITY. Options to purchase Common Stock of the Company may be granted under the Directors Plan to a Director or Emeritus Director of the Company or the Banks. Currently, there are 11 people participating in the Plan. However, the Plan may be amended by the Board of Directors, with shareholder approval, to increase the number of shares of Common Stock for which options may be granted under the Plan. In such event, the number of people eligible to participate in the Plan may increase to include directors who take office subsequent to the effective date of the Plan.

    TERMS AND CONDITIONS: Each option is evidenced by the Company's 2000 Directors Stock Option Plan Stock Option Agreement between the Company and the optionee (the "Stock Option Agreement") and is subject to the following additional terms and conditions:

    EXERCISE PRICE. The price at which a stock option is exercisable cannot be less than the fair market value of the Common Stock on the date of the grant as determined in good faith by the Board. The market value of the Company's Common Stock as of March 28, 2001 is $13.625.

    EXERCISE OF OPTION; FORM OF CONSIDERATION. Options granted under the Directors Plan are exercisable in whole or in part, from time to time, before their termination, by paying the full option price in cash or in shares of Common Stock previously held by the optionee or a combination thereof. However, no option may be exercised prior to six months after the date it was granted, and no option granted under the Directors Plan may be exercised prior to the approval of the Directors Plan by the shareholders of the Company. In the event that the shareholders fail to approve the Directors Plan within one year of any option grants made pursuant to the Directors Plan, all such options will become void.

    TERM OF OPTION. The Options which have been granted under the Directors Plan expire on July 11, 2010, which is 10 years from the date the options were granted by the Company. No options may be granted under the Directors Plan after July 12, 2010.

    TERMINATION UPON VIOLATION OF NON-COMPETITION CONDITION. Options will terminate immediately upon the violation by the optionee of certain non-competition conditions contained in the Directors Plan which limit the optionee's ability during the term of the options to serve another financial institution within 25 miles of the Company or its affiliate banks (the "Non-Competition Condition"). A good faith determination that a violation of the Non-Competition Condition has occurred will be conclusive for all purposes under the Directors Plan and the Stock Option Agreement.

    TERMINATION UPON DEATH. Options will terminate on the date which is two years from the date that the optionee ceases to be a Director or an Emeritus Director by reason of death. If an optionee ceases to be a Director or an Emeritus Director as a result of death, all options held by such optionee will be exercisable in full prior to the earlier of:

    - the original expiration date of such options; or

    - the date which is two years from the date such optionee ceases to be a Director or Emeritus Director by reason of death.

Such options will become exercisable by the executor or personal representative of the optionee's estate or by any person who acquired the right to exercise such options by will or the laws of descent and distribution.

    NONTRANSFERABILITY OF OPTIONS. No stock option granted under the Directors Plan is transferable other than by will or by the laws of descent and distribution. Upon any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of options or any right or privilege granted under the

Stock Option Agreement or upon the levy or any attachment or similar process upon the rights and privileges conferred in the Stock Option Agreement, the options and the rights and privileges under the Stock Option Agreement will become immediately null and void.

    TRANSFERABILITY OF SHARES UNDERLYING OPTIONS. The shares of Common Stock acquired pursuant to the exercise of a stock option under the Directors Plan shall be freely transferable by the optionee upon purchase without restriction or registration unless such optionee is an "affiliate" of the Company. An "affiliate" of the Company is defined as a person who, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The total number of shares on which options may be granted under the Directors Plan and option rights (both as to the number of shares and the option price) will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from:

    - a stock split;

    - payment of a stock dividend on the Common Stock;

    - a subdivision or combination of shares of the Common Stock;

    - a reclassification of the Common Stock; or

    - a merger or consolidation, in accordance with the Directors Plan.

Upon dissolution or liquidation of the Company, each option granted under the Directors Plan will terminate. The grant of an option pursuant to the Directors Plan will not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure, or to merge or consolidate, or to dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

    AMENDMENT AND TERMINATION OF THE DIRECTORS PLAN. The Board of Directors of the Company has the right at any time, as they deem in the best interests of the Company, to amend or terminate the Directors Plan. However, no amendments may be made to the Directors Plan without the approval of the shareholders of the Company (except as described herein in the section entitled ADJUSTMENTS UPON CHANGES IN CAPITALIZATION and further described in the section in the Directors Plan entitled ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION OF EXERCISE RIGHTS) which:

    - increase the total number of shares for which options may be granted under the Directors Plan;

    - change the minimum purchase price for the options;

    - affect any outstanding option or any unexercised right thereunder;

    - extend the option period; or

    - extend the termination date of the Directors Plan.

FEDERAL INCOME TAX CONSEQUENCES

    Under present federal tax law, there will be no federal income tax consequences to the Company and to the optionee upon the grant of an option under the Directors Plan. However, there may be federal income tax consequences to the optionee upon the exercise of an option. If the optionee pays the exercise price in cash, the difference between the exercise price and the value of the Company's stock subject to the option being exercised will be taxed to the optionee as compensation income in the taxable year that the option is exercised. In this case, the Company will, at the time of the exercise of the option, be allowed a deduction in the same amount as the compensation income recognized by the optionee. The shares acquired upon the exercise of the option will be investment property; and if held by the optionee for the requisite holding period under federal tax law, any gain or loss realized upon the subsequent sale or exchange will constitute long-term capital gain or loss. If the optionee pays the exercise price with shares of the Company's Common Stock, there will be no tax consequences to the optionee or the Company upon exercise of the option. The Company's stock acquired in the exchange will have the same basis and the same holding period as the stock exchanged therefor.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF THE OPTIONS UNDER THE DIRECTORS PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE'S INCOME OR GAIN MAY BE TAXABLE.

OPTIONS GRANTED UNDER THE DIRECTORS PLAN

    On July 12, 2000, the Company granted 175,703 options to 11 Directors, two of which were Emeritus Directors of Main Street Bank under the Directors Plan. These options have an exercise price of $11.625 per share and expire on July 11, 2010. All options granted under the Directors Plan are non-qualified options and are fully vested.

Total number of share underlying
Options awarded to Directors as a
group under the Directors Plan:.............................  175,703

INCORPORATION BY REFERENCE

    The foregoing is only a summary of the Directors Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as APPENDIX A.

PROPOSAL THREE--APPROVAL OF THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE
                                      PLAN

    On October 11, 2000 (the "Effective Date"), the Board of Directors of the Company adopted the Main Street Banks, Inc. Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan") and reserved 800,000 shares of Common Stock for issuance thereunder (the "Plan Pool"), subject to approval by the Company's shareholders at the 2001 Annual Shareholders' Meeting. As of the present date, 294,050 options and 22,500 shares of restricted stock have been granted pursuant to the Omnibus Plan.

    At the Company's Annual Shareholders' Meeting, the shareholders are being asked to approve the Omnibus Plan and the reservation of shares of Common Stock for issuance thereunder.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE MAIN STREET BANKS, INC. OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN AND THE RESERVATION OF SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

SUMMARY OF THE OMNIBUS PLAN

    GENERAL.  The Omnibus Plan is intended:

    - to encourage and motivate key employees to contribute to the successful performance of the Company and its subsidiaries and the growth of the market value of the Company's Common Stock;

    - to achieve a unity of purpose between key employees and shareholders by providing ownership opportunities;

    - to achieve a unity of purpose between key employees and directors in the achievement of the Company's primary long-term performance objectives; and

    - to retain key employees by rewarding them with potentially tax-advantageous future compensation.

    ADMINISTRATION. The Omnibus Plan is administered by the Compensation Committee of the Board of Directors of the Company. Under the Omnibus Plan, the Compensation Committee has the discretion to:

    - construe and interpret the Omnibus Plan and the grants thereunder which include the rights to exercise, purchase or receive options, restricted stock, units (defined as a combination of stock and cash) and stock appreciation rights (collectively referred to as the "Rights");

    - determine the terms and provisions of Rights granted under the Omnibus
      Plan;

    - prescribe, amend and rescind rules and regulations relating to the Rights;

    - determine in regards to the grant of Rights:

       - to whom Rights will be granted;

       - when the Rights will be granted;

       - the number to be granted;

       - the exercise price, relevant purchase price or value of the Rights granted; and

       - whether a leave of absence will constitute a termination of employment under the Omnibus Plan; and

    - make any other determinations or interpretations necessary or advisable to administer the Omnibus Plan.

    ELIGIBILITY. All full-time employees of the Company and its subsidiaries are eligible to participate in the Omnibus Plan. At the discretion of the Compensation Committee, eligible employees will be granted Rights. The Compensation Committee's decision to award grants is based upon:

    - the nature of services rendered by the employee; and

    - present or potential contributions by the employee to the success of the Company.

    TRANSFERABILITY OF SHARES UNDERLYING RIGHTS. Except for restricted stock which, subject to the conditions set forth below, may only be transferred after the restrictions which impose a substantial risk of forfeiture lapse, the shares of Common Stock acquired pursuant to the exercise or receipt of a Right shall be freely transferable by the recipient upon purchase without restriction or registration unless such recipient is an "affiliate" of the Company. An "affiliate" of the Company is defined as a person who, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The total number of shares on which Rights may be granted under the Omnibus Plan (both as to the number of shares and price) will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from:

    - a stock split;

    - payment of a stock dividend on the Common Stock;

    - a subdivision or combination of shares of the Common Stock; or

    - a reclassification of the Common Stock.

The foregoing adjustments and manner of their application will be in the sole discretion of the Compensation Committee to determine, subject to approval of the Board of Directors. The grant of a Right pursuant to the Omnibus Plan will not in any way affect the right or power of the Company to make adjustments, reclassifications, changes of its capital or business structure, or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

STOCK OPTIONS

    TERMS AND CONDITIONS. The Compensation Committee has sole authority to grant stock options under the Omnibus Plan and will designate whether the grant consists of incentive stock options ("ISOs") or non-qualified options ("Non-Qualified Options"). According to the Internal Revenue Code, the aggregate fair market value of shares underlying ISOs granted under the Omnibus Plan first exercisable in a particular calendar year (including those granted under other plans of the Company) may not exceed $100,000. Any excess will be deemed to be Non-Qualified Options. Each option is evidenced by the Main Street Banks, Inc. Omnibus Stock Ownership and Long Term Incentive Plan Option Agreement (the "Option Agreement") which may specify the vesting period of the options. At the discretion of the Compensation Committee, the grant of options may be conditioned upon the execution and delivery to the Company of a confidential information agreement approved by the Compensation Committee. The grant of options under the Omnibus Plan is subject to the following additional terms and conditions:

    EXERCISE PRICE. The initial exercise price of each Option will be determined by the Committee in its sole discretion. For eligible employees owning 10% or less of the total combined voting power of all classes of the Company's capital stock, the exercise price of an ISO will not be less than the fair market value of the Common Stock on the date of grant. For eligible employees owning greater than 10% of the total combined voting power of all classes of the Company's capital stock, the exercise price of an ISO will not be less than 110% of the fair market value of the Common Stock on the date of grant. The Compensation Committee may adjust the exercise price of an option on a quarterly basis based upon the market value performance of the Company's Common Stock in comparison with the aggregate market value performance of one or more indices composed of publicly traded financial institutions and financial institution holding companies similar to the Company. No adjustment will be made, however, if such adjustment would disqualify the ISO as an ISO. The fair market value of the Company's Common Stock as of March 28, 2001 is $13.625.

    EXERCISE OF OPTION; FORM OF CONSIDERATION.  An option may be exercised by:

    - giving written notice to the Company specifying the number of shares to be purchased;

    - paying in cash the exercise price and applicable withholding taxes or, at the discretion of the Compensation Committee:

       - in shares of Common Stock held by the optionee;

       - a portion of the shares underlying the grant of options under the Omnibus Plan; or

       - a combination of cash and shares; and

    - giving satisfactory assurances to the Company that the shares are being purchased for investment and not for resale.

Not less than 100 shares of stock may be purchased at any one time through the exercise of an option under the Omnibus Plan unless the number of shares purchased is the total number at that time purchasable under all options granted to the optionee. In order to inform the Company of a disqualifying disposition, all shares of stock obtained pursuant to an ISO will be held in escrow for a period ending on the later of:

    - two years from the date of grant; or

    - one year after the exercise date.

No option may be exercised prior to approval of the Omnibus Plan by the shareholders of the Company. In the event that the shareholders fail to approve the Omnibus Plan, any Rights granted under the Omnibus Plan will be automatically canceled.

    TERM OF OPTION. All options must be granted within 10 years of the Effective Date of the Omnibus Plan or October 11, 2010. Each Option Agreement states the expiration date of each option, but such expiration will not exceed:

    - 10 years for ISOs and Non-Qualified Options; and

    - 5 years for ISOs held by a 10% shareholder.

The Compensation Committee may extend the expiration date for Non-Qualified Options, not to exceed 10 years from the date of grant.

    TERMINATION OF OPTIONS.  Each ISO will terminate upon the earlier of:

    - the date the optionee ceases to be an full-time employee of the Company or its subsidiaries by reason of:

       - termination for cause; or

       - voluntary termination by the employee without the consent of the Company;

    - 12 months after the employee ceases to be an employee of the Company due to death or disability; or

    - 90 days after the employee ceases to be an employee of the Company for any other reason.

The Compensation Committee may specify other events that will result in the termination of an ISO. The Compensation has sole discretion to determine what events, if any, will result in the termination of a Non-Qualified Option.

    NONTRANSFERABILITY OF OPTIONS. Options cannot be transferred except by will or the laws of descent and distribution. However, no shares of stock obtained pursuant to an option may be transferred until at least six months and one day have lapsed since the date the option was granted.

    CHANGES IN CONTROL. At any time prior to a takeover, merger, sale of substantially all the assets, major change in the composition of the Board of Directors or similar transaction (a "Change in Control Transaction"), the Committee may determine that all or any part of options previously granted will become immediately exercisable and may thereafter be exercised at any time prior to the consummation date of the Change in Control Transaction. Unless otherwise provided, any option which has not been fully exercised before the date of the consummation of a Change in Control Transaction will terminate on such date.

    AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may amend, suspend or discontinue the grant of options under the Omnibus Plan. However, the Board of Directors may not take such action that causes the ISOs not to comply with Section 422 of the Internal Revenue Code. Also, the Board of Directors may not amend the grant of options under the Omnibus Plan, without the approval of the shareholders of the Company, (except as described herein in the section entitled

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION and further described in the section in the Omnibus Plan entitled STOCK AVAILABLE FOR RIGHTS) that:

    - materially increases the maximum aggregate number of shares of Common Stock in the Plan Pool;

    - materially increases the benefits accruing to eligible employees under the Omnibus Plan;

    - materially modifies the eligibility requirements under the Omnibus Plan;
      or

    - alters or impairs any options previously granted under the Omnibus Plan without the consent of the optionee.

RESTRICTED STOCK GRANTS

    TERMS AND CONDITIONS. The Company may issue restricted stock to eligible employees under the Omnibus Plan. Such restricted stock is deemed issued when the Compensation Committee authorizes such grant of restricted stock and when the issuance of restricted stock is evidenced by the Main Street Banks, Inc. Omnibus Stock Ownership and Long Term Incentive Plan Restricted Stock Grant Agreement (the "Restricted Stock Agreement") which specifies:

    - the purchase price per share, if any, paid by the holder of the restricted stock; and

    - the terms and conditions of forfeiture and acceleration of vesting upon a Change in Control Transaction.

    At the discretion of the Compensation Committee, the grant of restricted stock may be conditioned upon:

    - the execution and delivery to the Company of a confidential information agreement, approved by the Compensation Committee; and

    - the payment of withholding taxes by the employee.

    The grant of restricted stock under the Omnibus Plan is subject to the following additional terms and conditions:

    PURCHASE PRICE. The Compensation Committee will set the purchase price per share, if any, of restricted stock granted under the Omnibus Plan. The fair market value of the Company's Common Stock as of March 28, 2001 is $13.625.

    COMPLIANCE WITH SECURITIES LAWS. Restricted stock may be issued under the Omnibus Plan only after there has been compliance with applicable state and federal securities laws.

    TERMINATION. In the event that the shareholders fail to approve the Omnibus Plan, any Rights granted under the Omnibus Plan will be automatically canceled.

    LIMITATIONS ON TRANSFERABILITY. Transfers of restricted stock are prohibited unless made in compliance with all applicable federal and state securities laws. Any otherwise permissible transfer is prohibited unless the transferee executes such documents as the Company may reasonably require to protect its rights under the Restricted Stock Agreement. To enforce the foregoing restrictions on transfer, the Company may require that the holder of restricted stock deliver certificates for such shares with a stock power executed in blank by the holder and his or her spouse to the Company's Secretary to hold in escrow. The certificates for restricted stock will bear all legends required by law and necessary to effect the restrictions upon transfer.

    To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no holder of restricted stock will transfer any shares of restricted stock not included in any such underwriting during the 120-day period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

    AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may amend, suspend or discontinue the grant of restricted stock under the Omnibus Plan. However, the Board of Directors make not amend the grant of restricted stock under the Omnibus Plan, without the approval of the shareholders of the Company, (except as described herein in the section entitled ADJUSTMENTS UPON CHANGES IN CAPITALIZATION and further described in the section in the Omnibus Plan entitled STOCK AVAILABLE FOR RIGHTS) that:

    - materially increases the maximum aggregate number of shares of Common Stock in the Plan Pool;

    - materially increases the benefits accruing to eligible employees under the Omnibus Plan;

    - materially modifies the eligibility requirements under the Omnibus Plan;
      or

    - alters or impairs any restricted stock previously granted under the Omnibus Plan without the consent of the holder.

LONG TERM INCENTIVE COMPENSATION UNITS ("UNITS")

    TERMS AND CONDITIONS. The Company may grant awards of Units to eligible employees under the Omnibus Plan. Such Units are deemed granted when the Compensation Committee authorizes such award and when such award of Units is evidenced by the Main Street Banks, Inc. Omnibus Stock Ownership and Long Term Incentive Plan Unit Award Agreement (the "Unit Agreement"). At the discretion of the Compensation Committee, the award of Units may be conditioned upon the execution and delivery to the Company of a confidential information agreement approved by the Compensation Committee. The award of Units under the Omnibus Plan is subject to the following additional terms and conditions:

    PAYMENT OF UNITS. For purposes of distribution of Units in cash, the value of Units is the fair market value of the Company's Common Stock on the date of distribution of such Units. The fair market value of the Company's Common Stock as of March 28, 2001 is $13.625. The Company has the right to deduct withholding taxes in cash or shares from any distribution of Units.

    TERM OF UNITS. All awards of Units must be made within 10 years of the Effective Date of the Omnibus Plan or October 11, 2010. Units may be awarded in each of the years from 2000 through 2007.

    TIMING OF DISTRIBUTION OF UNITS. Units will be distributed only after the end of the performance period of two or more years (the "Performance Period") beginning in the year in which the Units were awarded. Unless otherwise determined by the Compensation Committee, the distribution date is March 15 in the year of distribution, or the first business day thereafter. However, in the case of special distributions, the distribution date is the first business day of the month in which the Compensation Committee and Board of Directors determine the amount and form of distribution. The Compensation Committee may adopt rules affecting the distribution of Units to certain employees by virtue of their:

    - hire;

    - promotion;

    - upgrade to a higher job grade classification; or

    - special circumstances.

Distribution of shares of Common Stock may be delayed until the applicable state and federal securities laws are met.

    BASIS OF DISTRIBUTION OF UNITS. The percentage of Units distributed depends upon the levels of financial and other performance objectives, as determined by the Compensation Committee, achieved during each year of the Performance Period. To the extent the Compensation Committee applies non-financial performance measures, those non-financial performance measures will be applied as a factor, not exceeding 1, against financial results. The annual financial, and other performance, results will be averaged over the Performance Period and translated into percentage factors for the entire Performance Period, according to graduated criteria established by the Compensation Committee. The resulting percentage factors will determine the percentage of Units to be distributed. No distribution of Units, based on financial, and other performance, measures will be made if a minimum average percentage of the applicable measurement of performance, established by the Compensation Committee, is not achieved for the Performance Period. The Compensation Committee determines:

    - the performance levels achieved for each Performance Period;

    - the percentage of Units to be distributed; and

    - the relative percentages of cash and shares to be distributed.

If these criteria are not met, such awarded Units will be canceled.

    SPECIAL ELIGIBILITY REQUIREMENTS. Generally, a recipient of Units must be an eligible employee from the date the award is made continuously through and including the date such Unit is distributed. Exceptions to this are in the event of death, disability or retirement (as discussed herein in the sections entitled DISTRIBUTION UPON DEATH OR DISABILITY and DISTRIBUTION UPON RETIREMENT and the
section in the Omnibus Plan entitled 5.4 SPECIAL DISTRIBUTION RULES).

    DISTRIBUTION UPON DEATH OR DISABILITY. If a recipient of Units dies or becomes disabled prior to the end of a Performance Period, the number of distributable Units will be prorated based upon the number of months remaining in the Performance Period after the month of death or disability. The remaining Units, will be reduced, in the discretion of the Compensation Committee, according to levels of performance achieved prior to the date of death or disability, and will be distributed within a reasonable time after the date of death or disability to the Unit recipient's designated beneficiary or estate. All other Units awarded to such recipient for such Performance Period will be canceled.

    DISTRIBUTION UPON RETIREMENT. If a recipient of Units retires prior to the end of the Performance Period, the awarded Units will be prorated to the end of the year in which such retirement occurs and distributed at the end of the Performance Period, based upon the Company's performance for such period.

    DISTRIBUTION OF DIVIDEND EQUIVALENTS. If dividends are declared after a Unit has been awarded but before such Unit is distributed, an amount equal to the dividend payable on one share of Common Stock will be credited to each Unit held by the recipient (the "Dividend Equivalent"). Such amount will be converted to an additional number of Units equal to the number of shares of Common Stock that could be purchased at fair market value on such dividend payment date.

    LIMITATIONS ON SHARES DISTRIBUTED. The number of shares of Common Stock distributed under all Units granted may not exceed the total number of shares remaining in the Plan Pool, less all shares of Common Stock potentially acquirable under, or underlying, all other Rights outstanding under the Omnibus Plan. No distribution of Units or Dividend Equivalents will be made if:

    - the regular or quarterly dividend on Common Stock has not been paid;

    - there exists a default in payment of dividends on any outstanding shares of capital stock of the Company;

    - the rate of dividends on Common Stock is lower than the rate for the Dividend Equivalents;

    - estimated consolidated net income for the 12-month period preceding the month of the distribution of Units or Dividend Equivalents is less than the sum of the amount of Dividend Equivalents and Units eligible for distribution plus all dividends for that period; or

    - the distribution of Units or Dividend Equivalents would result in a default under any agreement to which the Company is bound.

    TERMINATION OF UNITS. In the event that the shareholders fail to approve the Omnibus Plan, any Rights granted under the Omnibus Plan will be automatically canceled.

    NONTRANSFERABILITY OF UNITS. Units are not transferable except upon the death of the recipient:

    - to a beneficiary designated by the recipient on a form signed by the recipient and delivered to the Company; or

    - to the recipient's estate according to the recipient's will or the laws of descent and distribution.

    CHANGES IN CONTROL. At any time prior to the date of consummation of a Change in Control Transaction, the Compensation Committee may determine that all or any part of Units previously awarded will become immediately distributable and may thereafter be distributed at any time prior to the consummation date of the Change in Control Transaction. Such Units will be reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change of Control Transaction. Unless otherwise provided, any Unit which has not been distributed before the date of the consummation of a Change in Control Transaction will terminate on such date.

    AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may amend, suspend or discontinue the grant of Units under the Omnibus Plan. However, the Board of Directors make not amend the grant of Units under the Omnibus Plan, without the approval of the shareholders of the Company, (except as described herein in the section entitled ADJUSTMENTS UPON CHANGES IN CAPITALIZATION and further described in the section in the Omnibus Plan entitled STOCK AVAILABLE FOR RIGHTS) that:

    - materially increases the maximum aggregate number of shares of Common Stock in the Plan Pool;

    - materially increases the benefits accruing to eligible employees under the Omnibus Plan; or

    - materially modifies the eligibility requirements under the Omnibus Plan.

STOCK APPRECIATION RIGHTS ("SARS")

    TERMS AND CONDITIONS. The Company may grant SARs to eligible employees under the Omnibus Plan. Such SARs are deemed granted when the Compensation Committee authorizes such grant and when such grant of SARs is evidenced by the Main Street Banks, Inc. Omnibus Stock Ownership and Long Term Incentive Plan SAR Agreement (the "SAR Agreement") which may specify the vesting period and expiration date of the SARs. At the discretion of the Compensation Committee, the grant of SARs may be conditioned upon the execution and delivery to the Company of a confidential information agreement approved by the Compensation Committee. The grant of SARs under the Omnibus Plan is subject to the following additional terms and conditions:

    VALUE OF THE SAR. The initial base value of the SAR is equal to the fair market value of the Company's Common Stock on the date of issuance of the SAR (the "SAR Base Value"). The

Compensation Committee may adjust the SAR Base Value on a quarterly basis based upon the market value performance of the Company's Common Stock in comparison with the aggregate market value performance of one or more indices composed of publicly traded financial institutions and financial institution holding companies similar to the Company. The fair market value of the Company's Common Stock as of March 28, 2001 is $13.625.

    EXERCISE OF OPTION; FORM OF CONSIDERATION. The Compensation Committee fixes the vesting period and may accelerate or shorten the vesting period at its discretion. The SAR may be exercised by giving written notice to the Company. Within 10 days of such notice, the recipient will be paid the difference in cash between the SAR Base Value and the fair market value of the Company's Common Stock as of the exercise date. Not less than 100 shares of stock may be exercised at any one time through the exercise of a SAR under the Omnibus Plan unless the number exercised is the total number at that time exercisable under all SARs granted to the recipient.

    TERM OF OPTION. All SARs must be granted within 10 years of the Effective Date of the Omnibus Plan or October 11, 2010. The SAR Agreement states the expiration date of the SARs. The Compensation may extend the exercise date but such date may not exceed 10 years after the date of grant.

    TERMINATION OF OPTIONS. In the event that the shareholders fail to approve the Omnibus Plan, any Rights granted under the Omnibus Plan will be automatically canceled.

    NONTRANSFERABILITY OF OPTIONS. SARs are not transferable except upon the death of the recipient:

    - to a beneficiary designated by the recipient on a form signed by the recipient and delivered to the Company; or

    - to the recipient's estate according to the recipient's will or the laws of descent and distribution.

    CHANGES IN CONTROL. At any time prior to the consummation of a Change in Control Transaction, the Committee may determine that all or any part of SARs previously granted will become immediately exercisable and may thereafter be exercised at any time prior to the consummation date of the Change in Control Transaction. Unless otherwise provided, any SAR which has not been fully exercised before the date of the consummation of a Change in Control Transaction will terminate on such date.

    AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may amend, suspend or discontinue the grant of SARs under the Omnibus Plan. However, the Board of Directors make not amend the grant of SARs under the Omnibus Plan, without the approval of the shareholders of the Company, (except as described herein in the section entitled ADJUSTMENTS UPON CHANGES IN CAPITALIZATION and further described in the section in the Omnibus Plan entitled STOCK AVAILABLE FOR RIGHTS) that:

    - materially increases the maximum aggregate number of shares of Common Stock in the Plan Pool;

    - materially increases the benefits accruing to eligible employees under the Omnibus Plan;

    - materially modifies the eligibility requirements under the Omnibus Plan;
      or

    - alters or impairs any SARs previously granted under the Omnibus Plan without the consent of the recipient.

FEDERAL INCOME TAXES

    THE FOLLOWING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE HOLDER OF RIGHTS UNDER THE OMNIBUS PLAN AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF RIGHTS UNDER THE

OMNIBUS PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF THE HOLDER'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE HOLDER'S INCOME OR GAIN MAY BE TAXABLE.

    STOCK OPTIONS: ISOS. The optionee will not realize taxable income upon the grant or exercise of ISOs, and the Company will not receive an income tax deduction at either such time. If the optionee does not sell the shares of the Company's Common Stock acquired upon exercise of the ISO within either two years after the grant of the ISO or one year after the date of exercise of the ISO, the gain upon a subsequent sale of the shares will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the shares of the Company's Common Stock acquired upon exercise of the ISO, the optionee will realize as ordinary income an amount equal to the lesser of:

    - the gain realized by the optionee upon such disposition; or

    - the difference between the exercise price and the fair market value of the shares on the date of exercise.

In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. The gain in excess of such amount realized by the optionee as ordinary income would be taxed as long-term or short-term capital gain, depending on the applicable holding period.

    STOCK OPTIONS: NON-QUALIFIED OPTIONS. Upon exercise of a Non-Qualified Option granted under the Plan, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock received over the exercise price of such shares. Upon a subsequent sale of the shares, the optionee will recognize capital gain or loss. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon exercise of the option.

    RESTRICTED STOCK. The receipt of a restricted stock grant will not generally be taxable to the holder in the year received. The holder will recognize ordinary income at the time at which the restrictions, which impose a substantial risk of forfeiture of such shares, lapse, in an amount equal to the excess of:

    - the fair market value of such shares at such time over

    - the price paid for such shares, if any.

The ordinary income recognized by the holder will be subject to both wage withholding and employment taxes.

    UNITS AND SARS. The recipient is generally taxed at ordinary income rates only when the payments (in the form of stock and/or cash) are actually made to the recipient. Although the Company is generally entitled to a tax deduction for a corresponding amount at the same time the employee incurs the taxable income, the Company must record a compensation expense for book accounting purposes on a continuing basis based upon the estimated value of the outstanding grants.

OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN CHART

    The following executive officers of the Company including the Chief Executive Officer and the four most highly compensated executives are listed below with the grants that such officers have received under the Omnibus Plan. Additionally, listed are totals of the grants under the Omnibus Plan to executive officers as a group and to non-executive officer employees as a group.

                                                                               NUMBER OF SHARES    NUMBER OF SHARES OF
NAME                                                 POSITION                 UNDERLYING OPTIONS    RESTRICTED STOCK
----                                                 --------                 ------------------   -------------------
Robert R. Fowler, III                  Chairman                                       12,000

Edward C. Milligan                     President and Chief Executive Officer          40,250              22,500

Samuel B. Hay, III                     Executive Vice President, Chief                12,000
                                       Operating Officer and Chief Financial
                                       Officer

Joseph K. Strickland, Jr.              Executive Vice President, Banking and          12,000
                                       Chief Credit Officer

James R. Turner                        Senior Vice President, Administration           7,500
                                       and Operations

Total of Executive Officers as a                                                      95,250              22,500
Group

Total of Non-Executive Officer                                                       198,800                   0
Employees as a Group

INCORPORATION BY REFERENCE

    The foregoing is only a summary of the Omnibus Plan and is qualified in its entirety by reference to its full text, a copy of which attached hereto as APPENDIX B.

        MISCELLANEOUS INFORMATION REGARDING THE COMPANY'S ANNUAL MEETING

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    Ernst & Young, LLP served as the independent accountants for the Company the fiscal year ended December 31, 2000, and performed an audit of the Company's 2000 financial statements which are included in the 2000 Annual Report to Shareholders and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 which accompany this Proxy Statement. The Company has selected Ernst & Young as its independent accountants for the 2001 fiscal year.

    Representatives of Ernst & Young are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire. The representatives shall be available to respond to questions from the shareholders.

    The Company's former independent accountants, Mauldin & Jenkins, L.L.C., were terminated on May 25, 2000. The principal accountant's report on the financial statements of the Company for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Company's audit committee and approved by its Board of Directors. During the Company's two most recent fiscal years and any subsequent interim period preceding the previous accountants' termination, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure.

AUDIT FEES

    Fees billed to the Company by Ernst & Young during 2000 for professional services rendered for the audit of the Company's consolidated annual financial statements for the fiscal year ended December 31, 2000, and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $110,000. The Audit Committee of the Board of Directors of the Company has considered whether the providing of the services covered under the captions "Financial Information Systems Design and Implementation Fees," and "All Other Fees" is compatible with maintaining the independence of Ernst & Young.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    No fees were billed by Ernst & Young for professional services relating to financial information systems design and implementation rendered during the fiscal year ended December 31, 2000.

ALL OTHER FEES

    The aggregate fees billed by Ernst & Young for professional services rendered during the fiscal year ended December 31, 2000, other than as stated above under the captions "Audit Fees," and "Financial Information Systems Design and Implementation Fees" were $194,500. This consists of audit related fees of $136,500 and other fees of $58,000.

SOLICITATION OF PROXIES

    The cost of soliciting proxies for the Company's Annual Meeting will be paid by the Company. The Company has not engaged any outside organizations or agents to assist in the solicitation of proxies.

2001 ANNUAL MEETING OF THE COMPANY SHAREHOLDER PROPOSALS

    Proposals of the Company's shareholders intended to be presented at the 2002 annual meeting must be received by the Company on or before December 26, 2001, to be included in the Company's proxy statement or form of proxy for the 2002 annual meeting of shareholders.

OTHER MATTERS

    We do not know of any other matters to be presented for action at the shareholders' meetings other than those described in this proxy statement. However, if any other matter requiring a vote of the shareholders is properly presented at either meeting, it is intended that votes will be cast on these matters in accordance with the best judgment of the persons acting under the proxies.

                                          Edward C. Milligan
                                          President and
                                          Chief Executive Officer

Kennesaw, Georgia
April 5, 2001

                                   APPENDIX A

                            MAIN STREET BANKS, INC.
                        2000 DIRECTORS STOCK OPTION PLAN

1. DEFINITIONS

    a. "Affiliate"--used to indicate a relationship to a specified person, firm, corporation, partnership, association or entity, and shall mean any person, firm, corporation, partnership, association or entity that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with such person, firm, corporation, partnership, association or entity.

    b. "Area"--the geographic area within twenty-five (25) miles of any branch banking office of the Corporation or any of its Affiliate banks.

    c. "Banks"--Community Bank of Georgia, The Eastside Bank & Trust Company, The Westside Bank & Trust Company and Main Street Bank.

    d.  "Board"--the Board of Directors of the Corporation.

    e.  "Code"--the Internal Revenue Code of 1986, as amended.

    f. "Committee"--the Compensation Committee of the Board or a committee named specifically by the Board to administer this Plan.

    g.  "Common Stock"--the common voting stock of the Corporation.

    h.  "Competing Business"--a federally insured financial institution.

    i.  "Corporation"--MAIN STREET BANKS, INC.

    j. "Director"--a voting member of any of the Boards of Directors of the Banks or the Corporation.

    k. "Emeritus Director"--a former Director of any of the Banks or the Corporation who has been designated by any of the Boards of Directors of the Banks or the Corporation as an emeritus non-voting advisory member of any such Board.

    l. "Fair Market Value"--determined in good faith by the Board by reference to the price at which the shares of Common Stock are trading on the NASDAQ National Market System or any other exchange on which the shares may be traded.

    m. "Non-Competition Condition"--the non-competition condition described in
       Section 10 below.

    n. "Non-Qualified Options"--options which are not "qualified" within the meaning of Sections 422 and 423 of the Code.

    o.  "Option"--right to purchase shares of Common Stock.

    p. "Option Agreement"--formal agreement for each grant with specific terms and conditions not inconsistent with this Plan.

    q. "Optionee"--an eligible person under Section 5 below who has been granted Options under Plan.

    r.  "Plan"--the Main Street Banks, Inc. 2000 Directors Stock Option Plan.

2. PURPOSE

    The purposes of the Plan is to advance the interests of the Banks and the Corporation and its shareholders by providing Directors and Emeritus Directors of the Banks and the Corporation a sense of proprietorship and personal involvement and to encourage Directors and Emeritus Directors of the Banks and the Corporation to remain with and devote their best efforts to their respective Bank or the Corporation.

3. SHARES SUBJECT TO THE PLAN

    There shall be authorized and reserved for issuance upon the exercise of Options to be granted under the Plan 175,703 shares of Common Stock.

4. ADMINISTRATION

    The Committee shall have complete authority to interpret the Plan, make grants, and determine terms and conditions within the context of the Plan.

5. ELIGIBILITY

    The following persons are eligible to receive Options under the Plan: All Directors and Emeritus Directors of the Banks and the Corporation. To the extent that shares are available, Directors who take office subsequent to the effective date of the Plan shall be eligible to receive Options.

6. GRANTING OF OPTIONS; OPTION EXERCISE PRICE

    All Options granted under the Plan will be Non-Qualified Options and evidenced by an Option Agreement. The following individuals will receive an Option to purchase the number of shares of Common Stock indicated at $11.625 per share, which the Board has determined to be the Fair Market Value of the stock as of the date of the grant. The Options will vest immediately.

NAME                                                          NUMBER OF SHARES
----                                                          ----------------
T. H. Avery.................................................       15,973
Denny M. Dobbs..............................................       15,973
Fred W. Greer, Jr...........................................       15,973
Louly F. Hay................................................       15,973
C. Candler Hunt.............................................       15,973
Randall G. Meadows..........................................       15,973
A. Lamar Ouzts..............................................       15,973
Joseph E. Patrick, Jr.......................................       15,973
Joseph W. Sharp.............................................       15,973
Frank B. Turner.............................................       15,973
Edgar H. Wood...............................................       15,973

    The Committee may make additional grants of Options as desirable. Any Option granted hereunder shall have a per share option exercise price at least equal to the Fair Market Value of a share on the date of the grant as determined in good faith by the Board of Directors.

7. TERM OF OPTION

    Options granted hereunder shall be exercisable in whole or in part, from time to time, during the ten-year period subsequent to the date of the grant. Except as provided in Section 11, no Option granted under the Plan may be exercised prior to six months after the date it is granted.

8. MANNER OF EXERCISE

    The Options shall be exercised by written notice, delivered to the Corporation and signed by the Director or Emeritus Director or his or her successors stating the number of shares with respect to which the Option is being exercised. Payment in full of the Option price of the shares must be made at the time of exercise, and payment may be made in cash or shares of the Common Stock previously held by the Optionee or a combination thereof. Payment in shares may be made with shares received upon the exercise or partial exercise of an Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Optionee. Shares surrendered in payment of the Option Price shall be valued at the Fair Market Value as of the date of the exercise.

9. NON-TRANSFERABILITY

    Options can only be transferred by will or by the laws of descent and distribution.

10. NON-COMPETITION CONDITION

    Any Option granted hereunder is subject to the condition that the Optionee does not violate the Non-Competition Condition set forth herein. The Option of any Optionee shall terminate immediately upon the violation by the Optionee of the Non-Competition Condition. A good faith determination by the Board that the Optionee has violated or is in violation of the Non-Competition Condition shall be conclusive for all purposes hereunder. The Non-Competition Condition is as follows: During the term of any Option granted to the Optionee, the Optionee shall not (except on behalf of, or with the prior written consent of, the Corporation) for a Competing Business located within the Area, either directly or indirectly, on his or her own behalf, or in the service or on behalf of others, as a principal, partner, organizer, officer, director, emeritus or advisory director, manager, consultant, or an employee whose duties include business development, marketing or public relations, work for, engage or participate in any such Competing Business.

11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION OF EXERCISE RIGHTS

    The total number of shares on which Options may be granted under the Plan and Option rights (both as to the number of shares and the option price) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from a stock split or payment of a stock dividend on the Common Stock, a subdivision or combination of shares of the Common Stock, or a reclassification of the Common Stock, and in the event of a merger or consolidation in accordance with the following paragraph.

    After any merger, consolidation or reorganization of any form involving the Corporation as a party thereto involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Corporation's Common Stock, each Optionee at the time of such reorganization shall, at no additional cost, be entitled, upon any exercise of his or her Option, to receive, in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if at the time of such merger or consolidation, such Optionee had been a holder of record of a number of shares of the Common Stock of the Corporation equal to the number of shares as to which such Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

    The foregoing adjustments and the manner of their application will be in the sole discretion of the Committee to determine.

    In the event of: (1) the adoption of a plan of merger or consolidation in which the Corporation's shareholders as a group would receive less than 50% of the voting capital stock of the surviving entity; (2) the approval by the Board of Directors of the Corporation of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) of substantially all the assets of the Corporation; or (3) the acquisition of more than 20% of the Corporation's voting capital stock by any person as defined by Section 13(d)(3) of the Securities and Exchange Act of 1934, other than a person, or group including a person who beneficially owned, as of the effective date of the Plan, more than 3% of the Corporation's securities, then, in the absence of a prior expression of approval of the Board Of Directors of the Corporation, any Option granted hereunder shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to Option and the Option Price, and shall remain exercisable for the remaining term of such Option, regardless of whether such option has been outstanding for six months or of any provision contained in the Stock Option Agreement with respect to limitations of the exercisability of the Option or any portion thereof for any length of time.

    Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Option granted under the Plan shall terminate.

    The grant of an Option pursuant to this Plan shall not in any way affect the right or power of the Corporation to make adjustments, reclassifications, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

12. EFFECTIVENESS OF THE PLAN

    The effective date of the Plan shall be July 12, 2000, the date of the approval of the Plan by the Board of Directors of the Corporation, subject to the approval of the Plan by the shareholders of the Corporation within one (1) year following such date. No Option granted hereunder may be exercised prior to the approval of the Plan by the shareholders of the Corporation, and in the event that the shareholders fail to approve the Plan within one year of any Option grants made pursuant to the Plan, then all such Options shall be void.

    No Options may be granted under the Plan after the expiration of ten years from and including the effective date of the Plan.

13. AMENDMENT AND TERMINATION

    The Plan may be amended or terminated by the Board at any time as deemed in the best interests of the Corporation; provided, however, no amendments shall be made in the Plan without the approval of the shareholders of the Corporation which:

    a. Increase the total number of shares for which options may be granted under the Plan except as provided in Section 11.

    b. Change the minimum purchase price for the optioned shares except as provided in Section 11.

    c. Affect any outstanding option or any unexercised right thereunder except as provided in Section 11.

    d.  Extend the option period provided in Section 7.

    e.  Extend the termination date of the Plan.

                                   APPENDIX B

                            MAIN STREET BANKS, INC.
                          OMNIBUS STOCK OWNERSHIP AND
                            LONG TERM INCENTIVE PLAN

THIS IS THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN ("Plan") of Main Street Banks, Inc., a Georgia corporation with its principal office in Kennesaw, Cobb County, Georgia, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, and/or Units may be granted from time to time to Eligible Employees of the Corporation and of any of its Subsidiaries, subject to the following provisions:

                                   ARTICLE I
                                  DEFINITIONS

    The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

    BOARD.  The Board of Directors of Main Street Banks, Inc.

    CHANGE IN CONTROL. "Change in Control" means and includes each of the following:

    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection
        (i), the following acquisitions shall not constitute a Change in
        Control: (a) any acquisition by a Person who is on the Effective Date the beneficial owners of 25% or more of the Outstanding Company Voting Securities, (b) any acquisition directly from the Company, (c) any acquisition by the Company, (d) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (e) any acquisition by any corporation pursuant to a transaction which complies with clauses (a),
        (b) and (c) of subsection (iii) of this definition; or

    (ii) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

   (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and
         (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

    CODE. The Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

    COMMITTEE.  The Compensation Committee of the Board.

    COMMON STOCK.  The Common Stock, no par value per share, of the Corporation.

    CORPORATION OR COMPANY.  Main Street Banks, Inc.

    DEATH. The death of an Eligible Employee who has received Rights the date of which shall be established by the relevant death certificate.

    DISABILITY. The date on which an Eligible Employee who has received Rights becomes permanently and totally disabled within the meaning of Section 22
(e) (3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

    EFFECTIVE DATE. The date as of which this Plan is effective, which shall be the date it is adopted by the Board, but the effectiveness of the Plan is subject to the subsequent approval of the Corporation's shareholders. Any Rights granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Rights may be exercised or settled and no restrictions relating to any Rights may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Rights previously made shall be automatically canceled without any further act.

    ELIGIBLE EMPLOYEES. Those individuals who meet the following eligibility requirements:

    (i) Such individual must be a full time employee of the Corporation or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

    (ii) Full-time key employees who are selected by the Committee from time to time and who, in the opinion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Corporation and/or subsidiary.

   (iii) If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

    (iv) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

    FAIR MARKET VALUE. With respect to the Corporation's Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

    (i) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

    (ii) If the Common Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last transaction price quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), National Market System ("NMS");

   (iii) If the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ for such date; and

    (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate, subject to the approval of the Board. In such case, the Committee shall maintain a written record of its method of determining Fair Market Value.

    HOLDER.  An Eligible Employee to whom Restricted Stock is issued.

    ISO.  An "incentive stock option" as defined in Section 422 of the Code.

    JUST CAUSE TERMINATION. A termination by the Corporation or a Subsidiary of an Eligible Employee's employment by the Corporation or the Subsidiary in connection with the good faith determination of the Board or the Board of Directors of the Subsidiary, as applicable, that the Eligible Employee is incompetent or otherwise has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Corporation or the Subsidiary.

    NON-QUALIFIED OPTION. Any Option granted under Article III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

    OPTION AGREEMENT. The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.

    OPTIONEE.  An Eligible Employee to whom an Option is granted.

    OPTIONS. ISOs and Non-Qualified Options are collectively referred to herein as "Options;" provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

    PLAN POOL. A total of Eight Hundred Thousand (800,000) shares of authorized, but unissued, Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

    REGISTRATION. The registration by the Corporation under the 1933 Act and applicable state "Blue Sky" and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

    RESTRICTED STOCK. The Stock which a Holder shall be awarded with restrictions as described in Article IV.

    RESTRICTED STOCK GRANT AGREEMENT. The agreement between the Corporation and a Holder with respect to Rights to Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

    RETIREMENT.  "Retirement" shall mean

    (i) the termination of an Eligible Employee's employment under conditions which would constitute "normal retirement" or "early retirement" under any tax qualified retirement plan maintained by the Corporation or a Subsidiary, or

    (ii) termination of employment after attaining age 65 (except in the case of a Just Cause Termination).

    RIGHTS. The rights to exercise, purchase or receive the Options, Restricted Stock, Units and SARs described herein.

    RIGHTS AGREEMENT. An Option Agreement, a Restricted Stock Grant Agreement, a Unit Agreement or an SAR Agreement.

    SAR. The Right of an SAR Recipient to receive cash when, as and in the amounts described in Article VI.

    SAR AGREEMENT. The agreement between the Corporation and an SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article VI.

    SAR RECIPIENT.  An Eligible Employee to whom SARs are granted.

    SEC.  The Securities and Exchange Commission.

    STOCK. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

    SUBSIDIARY.  A subsidiary corporation of the Corporation as defined in
Section 424(f) of the Code.

    TAX WITHHOLDING LIABILITY. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.

    TRANSFER. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

    UNITS. The Right of a Unit Recipient to receive a combination of cash and Stock when, as and in the amounts described in Article V.

    UNIT AGREEMENT. The agreement between the Corporation and Unit Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under Article V.

    UNIT RECIPIENT.  An Eligible Employee to whom Units are granted.

    1933 ACT. The Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

    1934 ACT. The Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                                   ARTICLE II
                                    GENERAL

SECTION 2.1. PURPOSE.

    The purposes of this Plan are to encourage and motivate key employees to contribute to the successful performance of the Corporation and its Subsidiaries and the growth of the market value of the Corporation's Common Stock; to achieve a unity of purpose between such employees and shareholders by providing ownership opportunities, and, when viewed in conjunction with potential benefit plans for members of the Board and the Boards of Directors of some or all of the Subsidiaries, to achieve a unity of purpose between such employees and directors in the achievement of the Corporation's primary long term performance objectives; and to retain such employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Employees pursuant to the terms of this Plan

SECTION 2.2. ADMINISTRATION.

    (a) The Plan shall be administered by the Committee. Subject to the provisions of SEC Rule 16b-3(d), the Committee may designate any officers or employees of the Corporation or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

    (b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion,

        (i) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical);

        (ii) to define the terms used in the Plan and in the Rights granted hereunder;

       (iii) to prescribe, amend and rescind the rules and regulations relating to the Plan;

        (iv) to determine the Eligible Employees to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise price or, other relevant purchase price or value pertaining to a

             Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and

        (v) to make all other determinations and interpretations necessary or advisable for the administration of the Plan.

    (c) Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority to determine any matters, or exercise any discretion, to the extent that the power to make such determinations or to exercise such discretion would cause the loss of exemption under SEC Rule 16b-3 of any grant or award hereunder.

    (d) It shall be in the discretion of the Committee to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

    (e) The intent of the Corporation is to effect the Registration. In such event, the Corporation shall make available to Eligible Employees receiving Rights and/or shares of Stock in connection therewith all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right and/or shares of Stock in connection therewith with such information about the Corporation as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Corporation and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible for determining the maximum number of Eligible Employees and the suitability of particular persons to be Eligible Employees in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

    (f) In determining the Eligible Employees to whom Rights may be granted and the number of shares of Stock to be covered by each Right, the Committee shall take into account the nature of the services rendered by such Eligible Employees, their present and potential contributions to the success of the Corporation and/or a

    (g) Subsidiary and such other factors as the Committee shall deem relevant. An Eligible Employee who has been granted a Right under this Plan may be granted an additional Right or Rights under this Plan if the Committee shall so determine. If pursuant to the terms of this Plan, or otherwise in connection with this Plan, it is necessary that the percentage of stock ownership of an Eligible Employee be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

    (h) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Committee, and until the Committee acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

SECTION 2.3. STOCK AVAILABLE FOR RIGHTS.

    (a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs and Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under this Plan to any Eligible Employee expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of existence of this Plan as described in
       Section 7.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

    (b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price or value pertaining to, and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to approval by the Board, and when so approved will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. No such adjustments will be required by reason of
       (i) the issuance or sale by the Corporation for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Corporation or any Subsidiary in connection therewith.

    (c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    (d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

SECTION 2.4. SEVERABLE PROVISIONS.

    The Corporation intends that the provisions of each of Articles III, IV, V and VI, in each case together with Articles I, II and VII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.

                                  ARTICLE III
                                    OPTIONS

SECTION 3.1. GRANT OF OPTIONS.

    (a) The Company may grant Options to Eligible Employees as provided in this
       Article III. All Options granted pursuant to this Article III will be evidenced by an Option Agreement executed by the Eligible Employee optionee and a duly authorized officer of the Company. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

    (b) The Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. In accordance with Section 422
       (d) of the Code, the aggregate Fair

       Market Value (determined as of the date an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the "$100,000 Limitation"). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

SECTION 3.2. EXERCISE PRICE.

    (a) The initial exercise price of each Option granted under this Plan (the "Exercise Price") shall be determined by the Committee in its discretion; provided, however, that the Exercise Price of an ISO shall not be less than (i) the Fair Market Value of the Common Stock on the date of grant of the Option, in the case of any Eligible Employee who does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422 (b) (6) of the Code), or (ii) one hundred ten percent (110%) of such Fair Market Value in the case of any Eligible Employee who owns stock in excess of such amount.

    (b) Subject to the provisions of Section 3.2(a) (as to the establishment of the Exercise Price of an Option on the date of grant), the Committee may establish that the Exercise Price of an Option shall be adjusted upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of one or more indices composed of publicly-traded financial institutions and financial institution holding companies deemed by the Committee to be similar (in terms of asset size, capitalization, trading volumes and other factors deemed relevant by the Committee) to the Company (an "Index" and the "Indices"); provided, however, that the Exercise Price of an ISO shall not be adjustable if, under the Code, such adjustable Exercise Price would disqualify the ISO as an ISO. The Committee may utilize Indices published by third parties and/or may construct one or more Indices meeting the characteristics described above.

The Indices utilized will be recalculated quarterly, including in such quarterly recalculation such adjustments for stock splits, reverse stock splits and stock dividends of the companies in the indices and of the Company as are appropriate. Each such Index shall include no fewer than fifteen (15) publicly-traded financial institutions and financial institution holding companies. If more than one Index is utilized by the Committee, it may give such weighting to each Index utilized as the Committee may determine in its sole discretion, consistent with the provisions of this Article III

SECTION 3.3. TERMS AND CONDITIONS OF OPTIONS.

    (a) All Options that the Committee approves for granting to Eligible Employees must be granted within ten (10) years of the Effective Date.

    (b) The Committee may grant ISOs and Non-Qualifed Options, either separately or jointly, to an Eligible Employee.

    (c) Each grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

    (d) At the discretion of the Committee, an Optionee, as a condition to the granting of an Option, must execute and deliver to the Company a confidential information agreement approved by the Committee.

    (e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

    (f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

    (g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

    (h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Options granted to the Optionee until payment in full of the Exercise Price by such Optionee for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 3.2(b).

    (i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends on the later of
       (i) two (2) years from the date of the granting of the ISO or (ii) one
       (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited to, the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

    (j) Additionally and notwithstanding any other provisions of this
       Article III, no shares of Stock obtained pursuant to an Option may be Transferred until at least six (6) months and one (1) day shall have elapsed since the date such Option was granted.

SECTION 3.4. EXERCISE OF OPTIONS.

    (a) An Optionee must be an Eligible Employee at all times from the date of grant until the exercise of the Options granted, except as provided in
       Section 3.5(b).

    (b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding Liability pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

    (c) As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's Tax Withholding Liability required in connection with such exercise.

    (d) The Exercise Price of an Option shall be payable to the Company either
       (i) in United States dollars, in cash or by check, or money order payable to the order of the Company, or (ii) at the discretion of the Committee and the Board, through the delivery of shares of the Common Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of Common Stock as to which the Option is then being exercised) with a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee and the Board, by a combination of (i) and (ii) above. No shares of Common Stock shall be delivered until full payment has been made.

SECTION 3.5. TERM AND TERMINATION OF OPTION.

    (a) The Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option was granted (the "Option Period"). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. Subject to approval by the Board, the Committee may extend the expiration date or dates of an Option Period of any Non-Qualified Option after such date was originally set; provided, however such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

    (b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the provisions of Section 3.5(a), each ISO will terminate upon the earlier of: (i) immediately as of the date that the Optionee ceases to be an Eligible Employee by reason of a Just Cause Termination or voluntarily by the Eligible Employee without the consent of the Company; (ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Death or Disability; or (iii) ninety (90) days after the date that the Optionee ceases to be an Eligible Employee for any reason, other than as stated in
       (b)(i) and (ii) above; provided that if the Optionee dies during the one year period following termination of his or her employment by reason of Disability and before the Option otherwise lapses, the Option shall lapse one year after the Optionee's death. The Committee may specify other events that will result in the termination of an ISO. In the case of Non-Qualified Options, the Committee shall have discretion to specify what, if any, events will terminate the Option prior to the expiration of the Option Period.

SECTION 3.6. CHANGE IN CONTROL TRANSACTION.

At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Option that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

SECTION 3.7. RESTRICTIONS ON TRANSFER.

An Option granted under Article III may not be Transferred except by will or the laws of descent and distribution.

SECTION 3.8. STOCK CERTIFICATES.

Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

SECTION 3.9. AMENDMENT AND DISCONTINUANCE.

The Board may amend, suspend or discontinue the provisions of this Article III at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and, provided, further, that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or materially modify eligibility requirements for participation under this Article III. Moreover, no such action may alter or impair any Option previously granted under this Article III without the consent of the applicable Optionee.

SECTION 3.10. COMPLIANCE WITH RULE 16B-3.

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE IV
                            RESTRICTED STOCK GRANTS

SECTION 4.1 GRANTS OF RESTRICTED STOCK.

    (a) The Company may issue Restricted Stock to Eligible Employees as provided in this Article IV. Restricted Stock will be deemed issued only upon
       (i) authorization by the Committee and (ii) the execution and delivery of a Restricted Stock Grant Agreement by the Eligible Employee to whom such Restricted Stock is to be issued and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been issued merely upon authorization by the Committee.

    (b) Each issuance of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Grant Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Grant Agreement will specify the purchase price per share, if any, paid by the Holder for the Restricted Stock, such amount to be fixed by the Committee.

    (c) Without limiting the foregoing, each Restricted Stock Grant Agreement shall set forth the terms and conditions of any forfeiture provisions regarding the Restricted Stock, (including any provisions for accelerated vesting in the event of a Change in Control Transaction) as determined by the Committee.

    (d) At the discretion of the Committee, the Holder, as a condition to such issuance, may be required (i) to execute and deliver to the Company a confidential information agreement approved by the Committee, and/or
       (ii) to pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion, the amount of the Corporation's Tax Withholding Liability required in connection with such issuance.

    (e) Nothing contained in this Article IV, any Restricted Stock Grant Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

SECTION 4.2. RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK.

    (a) Shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws or set forth below, and subject to certain undertakings of the transferee set forth in
       Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.

    (b) Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), and/or exercise any other legal or equitable remedy.

    (c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company's rights under a Restricted Stock Grant Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original Holder of such Restricted Stock.

    (d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by the Holder and the Holder's spouse, to the Secretary of the Company or his or her designee, and the Company may hold said certificate(s) and stock power(s) in escrow and take all such actions as are necessary to insure that all Transfers and/or releases are made in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Grant Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

SECTION 4.3. COMPLIANCE WITH LAW.

    Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Employee would be issued Restricted Stock hereunder prior to such issuance.

SECTION 4.4. STOCK CERTIFICATES.

    Certificates representing the Restricted Stock issued pursuant to this
Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against shares of Restricted Stock until all restrictions and conditions set forth in this
Article IV, the applicable Restricted Stock Grant Agreement and the legends referred to in this Section 4.4 have been complied with.

SECTION 4.5. MARKET STANDOFF.

    To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC under the 1933 Act in connection with such offering.

SECTION 4.6. AMENDMENT AND DISCONTINUANCE.

    The Committee may amend, suspend or discontinue this Article IV at any time or from time to time; provided, that no such action of the Committee shall alter or impair any rights previously granted to Holders under this Article IV without the consent of such affected Holders; and provided, further, that no such action may, without the approval of the Company's shareholders, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees under this Article IV or materially modify the requirements as to eligibility for participation under this Article IV. Moreover, no such action may alter or impair any Restricted Stock previously granted under this Article IV with the consent of the applicable Holder.

SECTION 4.7. COMPLIANCE WITH RULE 16B-3.

    With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE V
                     LONG-TERM INCENTIVE COMPENSATION UNITS

SECTION 5.1. AWARDS OF UNITS.

    (a) The Company may grant awards of Units to Eligible Employees as provided in this Article V. Units will be deemed granted only upon
       (i) authorization by the Committee, and (ii) the execution and delivery of a Unit Agreement by the Eligible Employee to whom Units are to be granted and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee. Units may be granted in each of the years 2000 through 2007 in such amounts and to such Unit Recipients as the Committee may determine, subject to the limitation in Section 5.2 below.

    (b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

    (c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two or more years ("Performance Period") beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee for each year's awards.

    (d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.

    (e) Distributions of Units awarded will be based on the Company's financial performance with results from other performance categories applied as a factor, not exceeding one (1), against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed. No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee.

    (f) The percentage of Units awarded which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called "Retained Units."

    (g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash in the relative percentages as between the two as determined by the Committee. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be canceled.

    (h) Notwithstanding any other provision in this Article V, the Committee, if it determines that it is necessary or advisable under the circumstances, may adopt rules pursuant to which Eligible Employees by virtue of hire, or promotion or upgrade to a higher job grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.

SECTION 5.2. LIMITATIONS.

    The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of

Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

SECTION 5.3. TERMS AND CONDITIONS.

    (a) All awards of Units must be made within ten (10) years of the Effective Date.

    (b) The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article V.

    (c) At the discretion of the Committee, a Unit Recipient, as a condition to the award of Units, may be required to execute and deliver to the Company a confidential information agreement approved by the Committee.

    (d) Nothing contained in this Article V, any Unit Award Agreement or in any other agreement executed in connection with the award of Units under this
       Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

    (e) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6(a).

SECTION 5.4. SPECIAL DISTRIBUTION RULES.

    (a) Except as otherwise provided in this Section 5.4, a Unit Recipient must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

    (b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be canceled.

    (c) If a Unit Recipient enters into Retirement prior to the end of any Performance Period, the Units awarded to such Unit Recipient under this
       Article V and not yet distributed shall be prorated to the end of the year in which such Retirement occurs and distributed at the end of the Performance Period based upon the Company's performance for such period.

    (d) In the event of the termination of the Unit Recipient's status as an Eligible Employee prior to the end of any Performance Period for any reason other than Death, Disability or Retirement, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and canceled.

SECTION 5.5. DIVIDEND EQUIVALENT UNITS.

    On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the "Dividend Equivalent Credit") on the payment date to each Unit Recipient's account for each Unit which has been awarded to the Unit Recipient and not distributed or canceled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

SECTION 5.6. ADJUSTMENTS.

    (a) In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under
       Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.

    (b) At any time prior to the date of consummation of a Change in Control Transaction, the Committee may determine that all or any part of the Units theretofore awarded under this Article V shall become immediately distributable (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of distribution would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Units that have not been distributed before the date of consummation of a Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all awards of Units theretofore made, or the substitution for such units of awards of compensation units having comparable characteristics under a long term incentive award plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the awards of Units theretofore made shall continue in the manner and under the terms so provided.

SECTION 5.7. OTHER CONDITIONS.

    (a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article V.

    (b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value of which on the Distribution Date (as defined in Section 5.7(d) below) is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability, or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

    (c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or NASDAQ-NMS requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

    (d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. Except as otherwise determined by the Committee, the "Distribution Date" shall be March 15th in the year of distribution (or the first business day thereafter), except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee and the Board determine the amount and form of the distribution.

    (e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

        (i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the
            Corporation:

        (ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in
             Section 2.3(b).

       (iii) Estimated consolidated net income of the Corporation for the twelve month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

        (iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Corporation is bound.

    (f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, and then (ii) Units eligible for distribution under this Article V.

SECTION 5.8. DESIGNATION OF BENEFICIARIES.

    A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Corporation prior to the Unit Recipient's Death. In case of the Unit Recipient's Death, any amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this
Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit Recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Corporation shall have no further liability to anyone with respect to such amount.

SECTION 5.9. RESTRICTIONS ON TRANSFER.

    Units granted under Article V may not be Transferred, except as provided in
Section 5.8, and, during the lifetime of the Unit Recipient to whom it was awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.

SECTION 5.10. AMENDMENT AND DISCONTINUANCE.

    No award of Units may be granted under this Article V after December 31, 2007. The Board may amend, suspend or discontinue the provisions of this
Article V at any time or from time to time, provided, that no such action may, without the approval of the shareholders of the Corporation, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees under this Article V or materially modify the eligibility requirements for participation under this Article V.

SECTION 5.11. COMPLIANCE WITH RULE 16B-3.

    With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE VI
                           STOCK APPRECIATION RIGHTS

SECTION 6.1. GRANTS OF SARS.

    (a) The Corporation may grant SARs under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee, and
       (ii) the execution and delivery of a SAR Agreement by the Eligible Employee to whom the SARs are to be granted and a duly authorized officer of the Corporation. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under or underlying all other Rights outstanding under this Plan.

    (b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Corporation and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

SECTION 6.2. TERMS AND CONDITIONS OF SARS.

    (a) All SARs must be granted within ten (10) years of the Effective Date.

    (b) Each SAR issued pursuant to this Article VI shall have an initial base value (the "Base Value") equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR.

    (c) Subject to the provisions of Section 6.2(b) (as to the establishment of the initial Base Value of a SAR), the Committee may establish that the Base Value of a SAR shall be adjusted, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of the Index or Indices utilized under Section 3.2(b).

    (d) At the discretion of the Committee, a SAR Recipient, as a condition to the granting of a SAR, must execute and deliver to the Corporation a confidential information agreement approved by the Committee.

    (e) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this
       Article VI will confer upon any SAR

       Recipient any right with respect to the continuation of his or her status as an employee of the Corporation or any of its Subsidiaries.

    (f) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the "SAR Vesting Period"). Such SAR Vesting Periods will be fixed by the Committee and may be accelerated or shortened by the Committee.

    (g) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

    (h) A SAR Recipient shall have no rights as a shareholder of the Corporation with respect to any shares of Stock underlying such SAR. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 6.2(c).

SECTION 6.3. RESTRICTIONS ON TRANSFER OF SARS.

    SARs granted under this Article VI may not be Transferred, except as provided in Section 6.7, and during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

SECTION 6.4. EXERCISE OF SARS.

    (a) A SAR Recipient (or his or her executors or administrators, or heirs or legatees) shall exercise a SAR by giving written notice of such exercise to the Corporation. SARs may be exercised only upon the completion of the SAR Vesting Period, if any, applicable to such SAR (the date such notice is received by the Corporation being referred to herein as the "SAR Exercise Date").

    (b) Within ten (10) business days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable under Section 6.2(c), as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, as such difference is reduced by the Company's Tax Withholding Liability arising from such exercise.

SECTION 6.5. TERMINATION OF SARS.

    The Committee shall determine, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall be not later than ten (10) years after the date such SAR is granted (the "SAR Period"). The Committee may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5(a).

SECTION 6.6. CHANGE IN CONTROL TRANSACTION.

    At any time prior to the date or consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the SARs theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an excess parachute payment within the meaning of Section 280G of the Code). Any SAR that has not been fully exercised before the date of consummation of the Change in Control

Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation or bank, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

SECTION 6.7. DESIGNATION OF BENEFICIARIES.

    A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Corporation prior to the SAR Recipient's Death. In case of the SAR Recipient's Death, the amounts to be distributed to the SAR Recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient in which event the Corporation shall have no further liability to anyone with respect to such amount.

SECTION 6.8. AMENDMENT AND DISCONTINUANCE.

    The Board may amend, suspend or discontinue the provisions of this
Article VI at any time or from time to time provided that no action of the Board may, without the approval of the shareholders of the Corporation materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or materially modify eligibility requirements for participation under this Article VI. Moreover, no such action may alter or impair any SAR previously granted under this Article VI without the consent of the applicable SAR Recipient.

SECTION 6.9. COMPLIANCE WITH RULE 16B-3.

    With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article VI are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article VI or action by the Board or the Committee fails so to comply, it shall be deemed null and void, is the extent permitted by law and deemed advisable by the Committee and the Board.

                                  ARTICLE VII
                                 MISCELLANEOUS

SECTION 7.1. APPLICATION OF FUNDS.

    The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

SECTION 7.2. NO OBLIGATION TO EXERCISE RIGHT.

    The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

SECTION 7.3. TERM OF PLAN.

    Except as otherwise specifically provide herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.

SECTION 7.4. CAPTIONS AND HEADINGS; GENDER AND NUMBER.

    Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part of, and shall not serve as a basis for, interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

SECTION 7.5. EXPENSES OF ADMINISTRATION OF PLAN.

    All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one or more Subsidiaries. The Corporation shall also indemnify, defend and hold each member of the Committee and the Board harmless against all claims, expenses and liabilities arising out of or related to the exercise of the powers of the Committee and the Board and the discharge of the duties of the Committee and the Board hereunder.

SECTION 7.6. GOVERNING LAW.

    Without regard to the principles of conflicts of laws the laws of the State of Georgia shall govern and control the validity, interpretation, performance and enforcement of this Plan.

SECTION 7.7. INSPECTION OF PLAN.

    A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

    This Plan, as restated effective as of February 14, 2001, incorporates the Amendment to Plan adopted effective as of February 14, 2001.

                                   APPENDIX C

               AUDIT COMMITTEE CHARTER FOR THE BOARD OF DIRECTORS
                                       OF
                            MAIN STREET BANKS, INC.

I. PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

    - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

    - Review and appraise the audit efforts of the Company's independent auditors and internal auditing department.

    - Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent director", as defined by the rules of the National Association of Securities Dealers, Inc. ("NASD"). Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including, but not limited to, the Company's balance sheet, income statement, and cash flow statement or will become able to read and understand said financial statements within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    One director, who is not an "independent director", as defined by the rules of NASD, and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement after such determination, the nature of the relationship and the reasons for that determination.

    The members of the Audit Committee and its Chairperson shall be designated by the Board of Directors at the annual organizational meeting of the Board.

III. MEETINGS

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent auditors and management quarterly to review the Company's financials consistent with IV.A.4. below.

IV. RESPONSIBILITIES AND DUTIES

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and shareholders of the Company that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of a high quality.

    To fulfill its responsibilities and duties the Audit Committee shall:

    A. Documents/Reports Review

       1. Review and update this Charter, at least annually and more frequently as conditions dictate.

       2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

       3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

       4. Review with financial management and the independent auditors the 10-Q or 10-K prior to its filing or prior to the release of earnings. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

    B.  Independent Auditors

       1. Since the outside auditors have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of shareholders, and these shareholder representatives have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor, the Audit Committee shall recommend to the Board of Directors the selection of the independent auditors, shall review their performance and shall recommend to the Board of Directors any proposed discharge of the independent auditors where circumstances warrant.

       2. Ensure that the Audit Committee receives from the independent auditor a formal written statement that delineates all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1 and receives from the independent auditor the written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented.

       3. Actively engage in a dialogue with the auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the auditor. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence.

       4. Approve the fees and other compensation to be paid to the independent auditors.

       5. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

       6. Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section380), as may be modified or supplemented.

    C.  Financial Reporting Processes

       1. In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

       2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

       3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

       4. Review the Company's quarterly and annual financial statements with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to any governmental body or the public.

       5. Review with the independent auditors and the Company's counsel, compliance matters and any legal or regulatory matter that could have a significant impact on the Company's financial statements.

       6. Report Audit Committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

       7.  Prepare a report for including in the Company's proxy statement.

    D. Oversight of Audit Process

       1. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, to review such audit, including any comments or recommendations of the independent auditors.

       2. Review with the independent auditors, the Company's internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

       3. Review the internal audit function of the Company including the independence and authority of its reporting obligations.

       4. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

       5. Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

    E.  Process Improvement

       1. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

       2. Review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

       3. Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee).

                            MAIN STREET BANKS, INC.
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2001

    The undersigned hereby appoints Robert R. Fowler, III, Edward C. Milligan and P. Harris Hines, or any one of them, as Proxies, with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all of the Common Stock of Main Street
Banks, Inc. (the "Company"), 676 Chastain Road, Kennesaw, Georgia 30144, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Sheraton Colony Square Hotel, 188 14th Street, Atlanta, Georgia 30361, on May 9, 2001, at
10:00 a.m. local time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSALS

PROPOSAL ONE:    Election of Class I Directors. The election of the following named persons each to serve as a Class I Director for a three-year term expiring at the 2004 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

                 / /  For all the nominees listed     / /  Withhold authority to vote for
                      below (except as marked to the       all nominees listed below
                      contrary below)

(Instructions: To withhold authority to vote for any individual nominee or nominees, strike a line through the nominee's name or names listed below.)

                 Robert R. Fowler, III, Samuel B. Hay, III and C. Candler Hunt

PROPOSAL TWO:    The approval of the Company's 2000 Directors Stock Option Plan as
                 described in more detail in the Proxy Statement dated April 5, 2001.

                 / /  For                            / /  Against                            / /  Abstain

PROPOSAL THREE:  The Approval of the Company's Omnibus Stock Ownership and Long Term
                 Incentive Plan as described in more detail in the Proxy Statement dated
                 April 5, 2001.

                 / /  For                            / /  Against                            / /  Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

    If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             DATED: ______________________, 2001

                                                     (Be sure to date your
                                             Proxy)

                                                               _________________
                                                     Name(s) of Shareholder(s)

                                                               _________________
                                                     Signature(s) of
                                             Shareholder(s)

    Please mark, date and sign this Proxy, and return it in the enclosed self-addressed return envelope. No postage is necessary.